LONDON PACIFIC LIFE & ANNUITY COMPANY

                       LPT VARIABLE INSURANCE SERIES TRUST

                                 REGENCY SERIES

                 FLEXIBLE CONTRIBUTION DEFERRED VARIABLE ANNUITY

                               SEMI-ANNUAL REPORT

                     FOR THE SIX MONTHS ENDED JUNE 30, 1997

This Semi-Annual Report has been prepared to provide information to the owners of London Pacific Life & Annuity Company's Regency Series Variable Annuity. If it is used for any other purpose, it must be accompanied or preceded by a current Regency Series prospectus, which discloses any charges and other important information about LPLA Separate Account One, together with the current prospectus for the LPT Variable Insurance Series Trust.






                                    CONTENTS

Message from the President


LPT VARIABLE INSURANCE SERIES TRUST:

Individual Portfolio Review
Statements of Assets & Liabilities
Statements of Operations
Statements of Changes in Net Assets
Financial Highlights
Schedules of Investments
Notes to Financial Statements



MESSAGE FROM THE PRESIDENT

Dear Contract Owner:

We are pleased to provide you with the Semi-Annual Report for LPT Variable Insurance Series Trust for the six-month period ending June 30, 1997. Thank you for investing with us!

The Trust's year-to-date performance* has been very good. Most of the Portfolios performed very well as compared to their indexes and the addition of two new sub-advisors in May was both timely and extremely well received by investors.

Effective May 1, 1997, Harris Associates, L.P. and Robertson Stephens & Company Investment Management, L.P. replaced Miller, Anderson & Sherrerd LLP and Berkeley Capital Management, respectively, as sub-advisors. The Harris Value Portfolio was up 14.33% as compared to the Lipper Growth & Income Index, which was up 15.93%. The Robertson Stephens Diversified Growth Portfolio was down 6.53% as compared to the Russell 2000 Small Company Index, which was up 10.17%. It is interesting to note that the Robertson Stephens Diversified Growth Portfolio and the Harris Associates Value Portfolio were up 19.70% and 9.09%, respectively, for the two month period ended June 30. Needless to say, we welcome and appreciate the efforts that John Wallace has turned in with the Robertson Stephens Portfolio and Robert Sanborn and Floyd Bellman have given to the Harris Associates Portfolio.

MFS Total Return Portfolio was up 11.38% for the period as compared to the Lipper Balanced Portfolio Index*, which was up 11.15%. Salomon U.S. Quality Bond Portfolio was up 2.65% which was even with the Lipper Government Intermediate Index*. Strong Growth Portfolio was up 12.42% as compared to the Russell 2000 Stock Index*, which was up 10.17%. Strong International Stock Portfolio was up 7.75% as compared o the Morgan Stanley EAFE Index*, which was up 11.20%. The best performing fund, Lexington Corporate Leaders Portfolio, was up 18.62% as compared to the Lipper Growth & Income Index*, which was up 15.93%.

With the markets meteoric rise, the top question I still receive today is - "what is the market going to do"? My answer is always the same. The market WILL go up, it WILL go down and it WILL go sideways. A simple answer do a hard question, but none-the-less accurate. Therefore, as we have seen little downs and sideways, invest wisely and always pay careful attention to your investments.

Furthermore, with the appreciable gains in 1997, we hope that you benefited from the rising market and from the investment options in the LPT Variable Insurance Series Trust. There are four important items to remember as we go into the second half of the year - keep in touch with your financial advisor, diversify your assets, volatility in whatever market cycle you happen to find yourself in, and invest for the long term.

Thank you for selecting the Regency Variable Annuity. We appreciate the confidence that you have placed in us, and we look forward to serving your investment needs for the future.

MARK E. PRILLAMAN
President
LPT Variable Insurance Series Trust

*Past performance of unmanaged indexes or of the LPT Variable Insurance Series Trust Portfolios is no guarantee of future results. Investment return and principal value of the investment will fluctuate so that the investor's shares, whim redeemed may be worth more or less than their original cost. Performance numbers are net of all portfolio operating expenses, however they do not reflect the deduction of insurance charges against assets.


                       HARRIS ASSOCIATES VALUE PORTFOLIO


INVESTMENT SUB-ADVISOR
Harris Associates L.P.

ABOUT THE PORTFOLIO
Invests primarily in equity securities that are believed to have long-term capital appreciation potential.

PERFORMANCE
Net total return for the six months ended June 30, 1997:

Harris Value Portfolio   14.33%*
S&P 500 Index            20.61%

Lipper Growth &
  Income Index           15.93%

The Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") is an unmanaged index of 500 leading stocks. Results for the S&P 500 Index do not reflect the expenses and investment management fees incurred by the Portfolio.

The Lipper Growth & Income Index is a nonweighted index of 139 funds investing in stocks and corporate and government bonds. Results for the Lipper Growth & Income Index do not reflect expenses and investment management fees incurred by the Portfolio.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. Performance numbers are net of all Portfolio operating expenses, but do not reflect the deduction o insurance charges.

* During the period noted, London Pacific Life & Annuity Company voluntarily agreed to reimburse certain operating expenses of the Portfolio. In the absence of the expense reimbursement, total return would have been lower.

   The Harris Associates Value Portfolio earned a total return of 14.33% for the first six months ended June 30, 1997. Comparatively, the returns for the S&P 500 and Lipper Growth and Income Index were 20.61% and 15.93% respectively. Effective May 1, we replaced Miller, Anderson & Sherrerd as the Portfolio's sub-advisor. While not outperforming the benchmark indicies during the period, substantial progress was made in restructuring the Portfolio's composition. We believe the Portfolio's performance will be enhanced by being concentrated in a fewer number of names.

    During the first two months of management by us, your Portfolio changed in composition to reflect a different approach to the management of your monies. Our approach and commitment to value investing has five investment guidelines to achieve the Portfolio's investment objectives:

   BUY STOCKS SELLING AT A SIGNIFICANT DISCOUNT TO THEIR TRUE UNDERLYING VALUE. We typically look to buy a stock trading at a price that is less than 60-75% of its underlying value.

   INVEST IN COMPANIES WITH OWNER-ORIENTED MANAGEMENT. We look for managers whose compensation and personal wealth are tied to the value of the business.

     THINK INDEPENDENTLY. We utilize our own in-house research; we do not rely on Wall Street.

    DO NOT OVER-DIVERSIFY. We build focused portfolios so that our best ideas can make a meaningful impact on investment performance.

     INVEST EFFICIENTLY. We invest for the long-term, so we generally expect to own a stock at least 2-3 years.

     Stocks turning in strong performances during the period tended to fall into one of the following categories: somewhat controversial, participating in an industry consolidation, undergoing a major change within the company or just plain undervalued.

     Falling into the first category would be Philip Morris, US West Media, and Polaroid.

      In the second category was AON Corp. and PartnerRe LTD.

   In the third category was James River and Union Texas Petroleum Holdings. James River is combining with Fort Howard to create a strong and diversified competitor in the paper products industry. Union Texas, an under managed company historically, has a new management team.

   Those companies which market participants began to recognize as undervalued were the portfolio's top performing stocks, Borg-Warner Automotive Co. and others in the auto motive and truck category, Cumming Engine, Eaton and Goodyear. Catellus also did well as improving investor confidence in the rebound prices for California commercial real estate gain momentum.

   Stocks  that   underperformed  were  mostly  positive  for  the  period.  The exceptions were US Industries and First Brands.

   Looking to the future, the majority of the Portfolio's restructuring is behind us. While the market continues to have a bias toward large cap growth stocks, we think that is where the greatest risk in the market lies. On the other hand, prudent stock picking and a value focus could prove to be less volatile in the months ahead as the market digests its strong performance during the first half.


$10,000 Hypothetical Investment since inception February, 9, 1996
-----------------------------------------------------------------

                                                            Y    | $13,920
                                                                 |
                                                                 |
                                                            X    | $ 13,764
                                                                 |
                                                                 |
$10,000                                                     Z    | $ 13,330
_________________________________________________________________
2/9/96                                                   6/30/97

X - Harris Value Portfolio
Y - S & P 500 Index
Z - Lipper Growth & Income Index

The chart above illustrates the growth in value of a hypothetical $10,000 investment made in the MAS Value Portfolio, the S&P 500 Index, and the Lipper Growth & Income Index on February 9, 1996, the inception date of the Portfolio. The figures for the Portfolio, the S&P 500 Index and the Lipper Growth & Income Index include reinvestment of dividends.

                   AVERAGE ANNUAL TOTAL RETURNS AS OF 6/30/97

                            6 Month             1 Year         Since Inception
                            -------             ------         ---------------
                                                              (February 9, 1996)

Harris Value Portfolio       14.33%              32.68%             25.86%
S&P 500 Index                20.61%              34.70%             26.88%
Lipper Growth & Income Index 15.93%              29.00%             22.99%



                           MFS TOTAL RETURN PORTFOLIO

INVESTMENT SUB-ADVISOR
Massachusetts Financial
  Services Company

ABOUT THE PORTFOLIO
Invests in securities which are expected to provide above-average income and opportunities for growth capital and income, consistent with the prudent employment of capital.

PERFORMANCE
Net total return for the six months ended June 30, 1997:

MFS Total Return
  Portfolio                11.38%*
Lehman Brothers
  Aggregate Bond Index      3.09%
Lipper Balanced
  Fund Index               11.15%

The Lehman Brothers Aggregate Bond Index is an unmanaged index of average yield U.S. investment grade bonds. Results for the Lehman Brothers Aggregate Bond Index do not reflect the expenses and investment management fees incurred by the portfolio.

The Lipper Balanced Fund Index is a nonweighted index of 210 funds investing in stocks and corporate and government bonds. Results for the Lipper Balanced FundIndex do not reflect expenses and investment management fees incurred by the Portfolio.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. Performance numbers are net of all Portfolio operating expenses, but do not reflect the deduction of insurance charges.

* During the period noted, London Pacific Life & Annuity Company voluntarily agreed to reimburse certain operating expenses of the Portfolio. In the absence of the expense reimbursement, total return would have been lower.

     For the six months ended June 30, 1997, the MFS Total Return Portfolio earned a total return of 11.38%. This compares to the average balanced mutual fund which earned a 11.15% return during the period, as measured by Lipper
Analytical Services.. The Portfolio's performance easily exceeded the 3.09% return of the Lehman Brothers Aggregate Bond Index during the period.

   The U.S. economy continues to provide a great tailwind for corporate profit growth and stock price appreciation. We have experienced a solid increase in demand with very little inflation. After raising interest rates in March, the Federal Reserve appears to be on hold and bond prices have risen.

   Our primary concern today regarding the economy is the strength of the U.S. dollar. We believe the continuing strength of the dollar should serve to dampen the U.S. economy in the near future. Conversely, we feel that the rise in the dollar's value over the past year should help to improve the competitiveness of many foreign corporations, which could serve to accelerate foreign economies.

   Our allocations remain conservative. At the end of June, 57% of the Portfolio was invested in stocks, preferred stocks, and convertible bonds. We generally consider a 60% stock weighting neutral and anything over 65% aggressive. We have been maintaining this conservative equity posture for some time because, in our view, equities are not cheap by historical standards.

   In selecting stocks for the Portfolio, we prefer to own companies in which we anticipate stable earnings growth. We also like to pay a price for these securities (as measured by price-to-earnings ratios, dividend yields, and price-to-book ratios) that is below the average for the market. We have found these characteristics in the financial services and industrial goods and services sectors, both of which did well during the period. Both sectors have reported solid earnings while consolidation activity continues to boost values of financial services stocks.

   We continue to be under weighted in the technology and the consumer nondurable goods sector. While we feel there are many fine companies in both of these sectors, we do not think their valuations have been compelling in recent months.

   The performance of aerospace and defense stocks has been disappointing, in part because, after years of consolidation, the market is beginning to fear that the industry is in for a period of slow growth. However, we still find this sector attractive because we believe these companies can continue to produce solid earnings over the long term. Another disappointment came in the utility sector, where the pace of deregulation continues to pick up, bringing uncertainty and placing lower values on the sector.

   Looking ahead, we see a modest growth rate in the U.S. economy over the next twelve months. Over the near term, however, we believe the Federal Reserve Board will keep a close watch on wage inflation and general economic activity and may raise interest rates again.

   Our bond holdings represents approximately 33% of the Portfolio, with two-thirds in corporate and one-third in Treasuries. The duration, or interest rate sensitivity, of the bond holdings has been approximately 5.4 years over the period.

   Given where equity valuations are today, we feel comfortable with our asset allocation. However, should the stock market correct, we would be looking to buy additional stocks.


$10,000 Hypothetical Investment since inception February, 9, 1996
-----------------------------------------------------------------

                                                           Y     | $10,621
                                                                 |
                                                                 |
                                                           X     | $12,190
                                                                 |
                                                                 |
$10,000                                                    Z     | $12,230
_________________________________________________________________
2/9/96                                                   6/30/97

X - MFS Value Portfolio
Y - Lehman Brothers Aggregate Bond Index
Z - Lipper Balanced Fund Index

The chart above illustrates the growth in value of a hypothetical $10,000 investment made in the MFS Total Return , the Lehman Brothers Aggregate Bond Index, and the Lipper Balanced Fund Index on February 9, 1996, the inception date of the Portfolio. The figures for the Portfolio, the Lehman Brothers Aggregate Bond Index and the Lipper Balanced Fund Index include reinvestment of dividends.

                   AVERAGE ANNUAL TOTAL RETURNS AS OF 6/30/97

                                       6 Month    1 Year      Since Inception
                                       -------    ------      ---------------
                                                              (February 9, 1996)

MFS Total Return Portfolio              11.38%   20.00%             15.60%
Lehman Brothers Aggregate Bond Index     3.09%    8.15%              4.43%
Lipper Balanced Fund Index              11.15    20.42%             15.32%



                      SALOMON U.S. QUALITY BOND PORTFOLIO

INVESTMENT SUB-ADVISOR
Salomon Brothers
 Asset Management

ABOUT THE PORTFOLIO
Invests primarily in high quality debt securities of the U.S. Government and its agencies to obtain a high level of current income.

PERFORMANCE

Net total return for the six months ended June 30, 1997:
Salomon U.S. Quality
 Bond Portfolio              2.65%*
Lipper Government
  Intermediate Bond Index    2.65%

The Lipper Government Intermediate Bond Index is a nonweighted index of 139 funds investing in stocks and corporate and government bonds. Results for the Lipper Government Intermediate Bond Index do not reflect expenses and investment management fees incurred by the Portfolio.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. Performance numbers are net of all Portfolio operating expenses, but do not reflect the deduction o insurance charges.

* During the period noted, London Pacific Life & Annuity Company voluntarily agreed to reimburse certain operating expenses of the Portfolio. In the absence of the expense reimbursement, total return would be lower.

      The Salomon U.S. Quality Bond Portfolio earned a total return of 2.65% for the six months ended June 30, 1997, consistent with the return of the average mutual fund investing in intermediate term government securities, as measured by the Lipper Government Intermediate Bond Index.

The first half of 1997 was a turbulent period for the U.S. financial markets. Economic growth surged in the first quarter, forcing the Federal Reserve Board to raise the Federal Funds target rate 25 basis points to 5.5 percent in March. The move marked the first tightening in monetary policy in more than two years. In the second quarter, with the economy showing almost no signs of inflation, and the Fed remaining on the sidelines, interest rates fell 30-40 basis points across the yield curve. Although, most believe the Fed is content for now, many market participants speculate that wage pressures will boost inflation and the chances for a Fed tightening later this year.

     For the six month period ending June 30, 1997, the Portfolio continued to overweight mortgage backed securities and underweight Treasuries. Over the period, mortgage backed securities outperformed Treasuries supported by the threat of higher rates

     We remained defensive believing that the U.S. economy was not weakening, but pausing. First half GDP growth is likely to be close to 4%.

   Our outlook for the U.S. fixed income markets remain cautious. The underlying fundamentals for the consumer; high confidence levels, strong disposable income growth, and low unemployment, remain supportive, suggesting a snap-back in consumer activity over the balance of this year.



$10,000 Hypothetical Investment since inception February, 9, 1996
-----------------------------------------------------------------

                                                           Y     | $10,504
                                                                 |
                                                                 |
                                                           X     | $10,498
                                                                 |
                                                                 |
$10,000                                                          |
_________________________________________________________________
2/9/96                                                   6/30/97

X - Salomon U.S. Quality Bond Portfolio
Y - Lipper Government Intermediate Bond Index

The chart above illustrates the growth in value of a hypothetical $10,000 investment made in the Salomon U.S. Quality Bond Portfolio and the Lipper Government Intermediate Bond Index on February 9, 1996, the inception date of the Portfolio. The figures for the Portfolio and the Lipper Government Intermediate Bond Index include reinvestment of dividends.

                   AVERAGE ANNUAL TOTAL RETURNS AS OF 6/30/97

                                       6 Month    1 Year      Since Inception
                                       -------    ------      ---------------
                                                              (February 9, 1996)

Salomon U.S. Quality Bond Portfolio      2.65%    7.19%              3.56%
Lipper Government Intermediate Bond      2.65%    6.91%              3.60%
   Index


                      STRONG INTERNATIONAL STOCK PORTFOLIO

INVESTMENT SUB-ADVISOR
Strong Capital Management, Inc.

ABOUT THE PORTFOLIO
Invests primarily in companies located outside of the United States that are believed to have strong potential for capital growth.

PERFORMANCE
Net total return for the six months ended June 30, 1997:

Strong International
 Stock Portfolio              7.75%*
Morgan Stanley
 EAFE Index                  11.20%
Lipper International
  Fund Index                 13.99%

The Morgan Stanley Europe, Asia, Far East Index is an unmanaged index of leading international stocks. Results for the Morgan Stanley EAFE Index do not reflect the expenses and investment management fees incurred by the Portfolio.

The Lipper International Fund Index is a nonweighted index of 115 funds invest assets in securities whose primary markets are outside the United States. Results for the Index not reflect expenses and investment management fees incurred by the Portfolio.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. Performance numbers are net of all Portfolio operating expenses, but do not reflect the deduction o insurance charges.

* During the period noted, London Pacific Life & Annuity Company voluntarily agreed to reimburse certain operating expenses of the Portfolio. In the absence of the expense reimbursement, total return would have been lower.

   The Strong International Stock Portfolio earned a total return of 7.75% for the six months ended June 30, 1997 compared to the total return during the same period for the Morgan Stanley Europe, Asia, Far East Index which was 11.20%. Lipper Analytical Services set the total return for the average mutual fund investing in foreign stocks at 13.99% during the same period. The Portfolio's performance reflects its underweighting in Europe.

International equity markets for the first half of 1997 saw two very different quarters, especially with respect to Asian markets. In the first quarter, Asian markets, both developed and emerging, lost significant ground. These setbacks stemmed from economic slowdown, concerns about a perceived loss of competitiveness, and political worries. The beleaguered Japanese market suffered from a disappointing economic recovery stemming from bureaucratic inertia in both corporate and governmental sectors.

   In the second quarter, international markets finally delivered the solid overall performance we had been expecting. Though the overall index was still unable to match the superheated U.S. market, many individual markets posted strong gains.

   The major story of the second quarter was Japan, where a recovery in industrial production and a slightly stronger yen has finally brought the market back to life. The stronger yen also triggered a turnaround in Korea, and the Hong Kong market posted strong gains in the runup to its handover to China.

In general, emerging markets in eastern Europe and Latin America have been strong, as have developed markets in Europe. European markets were led by solid gains in Switzerland, Netherlands, and Spain. These gains have been driven primarily by the beneficial effect on the European export sector of a strong dollar, which has peaked against the yen but continues to rise against the German mark.

   In Europe the ongoing development of the equity culture should continue to drive stock price companies that exhibit signs of restructuring and of improving profitability and returns to shareholders. On the other hand, political developments in France show that the old scientist tendency towards state interference is not entirely a thing of the past. The road to currency union and macroeconomics convergence continues to prove a long and bumpy one.

Japan could again surprise on the upside as the economy enjoys a belated recovery and a stabilizing yen. We also remain positive toward Australia and New Zealand.


$10,000 Hypothetical Investment since inception February, 9, 1996
-----------------------------------------------------------------

                                                           Z     | $12,744
                                                                 |
                                                                 |
                                                           Y     | $11,728
                                                                 |
                                                                 |
$10,000                                                    X     | $11,395
_________________________________________________________________
2/9/96                                                   6/30/97

X - Strong International Stock Portfolio
Y - Morgan Stanley EAFE Index
Z - Lipper International Index

The chart above illustrates the growth in value of a hypothetical $10,000 investment made in the Strong International Stock Portfolio, the Morgan Stanley EAFE Index, and the Lipper International Index on February 9, 1996, the inception date of the Portfolio. The figures for the Portfolio, Morgan Stanley EAFE Index and the Lipper International Index include reinvestment of dividends.

                   AVERAGE ANNUAL TOTAL RETURNS AS OF 6/30/97

                                       6 Month    1 Year      Since Inception
                                       -------    ------      ---------------
                                                              (February 9, 1996)

Strong International Stock Portfolio     7.75%    1.80%              9.86%
Morgan Stanley EAFE Index               11.20%   12.84%             12.16%
Lipper International Index              13.99%   20.01%             19.07%



                            STRONG GROWTH PORTFOLIO


INVESTMENT SUB-ADVISOR
Strong Capital Management, Inc.

ABOUT THE PORTFOLIO
Invests in equity securities that are believed to have above average capital growth potential.

PERFORMANCE
Net total return for the six months ended June 30, 1997:
Strong International
 Stock Portfolio           12.42%*
Russell 2000
 Company Index             10.17%
S&P 500 Index              20.61%

The Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") is an unmanaged index of 500 leading stocks. Results for the S&P 500 Index do not reflect the expenses and investment management fees incurred by the Portfolio.

The Russell 2000 Small Company Index is an unmanaged index of 2000 small company stocks. Results for the Russell 2000 Small Company Index do not reflect the expenses and investment management fees incurred by the Portfolio.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. Performance numbers are net of all Portfolio operating expenses, but do not reflect the deduction o insurance charges.

* During the period noted, London Pacific Life & Annuity Company voluntarily agreed to reimburse certain operating expenses of the Portfolio. In the absence of the waiver and expense reimbursement, total return would have been lower.

   Following a near-10% correction in March, the U.S. equity markets were wildly exuberant in the second quarter, resulting in one of the most powerful rallies in decades, thanks to nearly ideal investment conditions, namely, moderate economic growth, subdued inflation, and strong corporate earnings.

   Propelled by reports of moderate, non-inflationary growth and good corporate earnings gains, stock prices continued their two-year advance into February. As the economy began to show signs of heating up and Fed Chairman Greenspan signaled his intention to raise short-term interest rates, stocks began a steady retreat in March, culminating in the share sell-off at the end of the first quarter. As the quarter progressed, economic reports signaled a slowdown from the first quarter's rapid growth pace, and inflation remained in check. Corporate earnings reports came through with solid double-digit growth, and the market rebounded strongly from the April lows, rising more than 20% in May and June.

     Once again this year, the market advance has been led by the largest growth stocks. The S&P 500 index of large company stocks returned an impressive 20.61% in the first half. Despite a broadening of the advance in May and June mid-cap and small-cap stocks lagged, with the Russell 2000 index of small companies returning 10.17%. The Strong Growth Portfolio returned 12.42%, in line with the returns of small and mid-cap growth stocks.

   When it appeared that the Fed would not raise interest rates any further, we deployed our cash reserves and boosted the Portfolio's weightings in higher-growth technology, commercial services, and health care stocks. Financial stocks were pared back after their big run-up in the first quarter. Basic materials and utilities were also cut back.

   Going forward, the market should continue to do well, provided that corporate earnings remain positive and inflation is subdued. Aside from these risks, the only other real threat to the market would be some unforeseen international crisis. We believe that we are in an ideal environment for growth stocks, and the market looks healthy now that there is some evidence of performance broadening out to smaller-cap stocks.

$10,000 Hypothetical Investment since inception February, 9, 1996
-----------------------------------------------------------------

                                                           Z     | $13,920
                                                                 |
                                                                 |
                                                           X     | $13,520
                                                                 |
                                                                 |
$10,000                                                    Y     | $12,497
_________________________________________________________________
2/9/96                                                   6/30/97

X - Strong Growth Portfolio
Y - Russell 2000 Small Company Index
Z - S&P 500 Index

The  chart  above  illustrates  the  growth in value of a  hypothetical  $10,000 investment made in the Strong Growth Portfolio, Russell 2000 Small Company Index, and the S&P 500 Index on February 9, 1996, the inception date of the Portfolio. The figures for the Portfolio, Russell 2000 Small Company Index and the S&P 500 Index include reinvestment of dividends.

                   AVERAGE ANNUAL TOTAL RETURNS AS OF 6/30/97

                                       6 Month    1 Year      Since Inception
                                       -------    ------      ---------------
                                                              (February 9, 1996)

Strong Growth Portfolio                 12.42%   16.98%             24.25%
Russell 2000 Small Company Index        10.17%   16.21%             17.41%
S&P 500 Index                           20.61%   34.70%             26.88%



                 ROBERTSON STEPHENS DIVERSIFIED GROWTH PORTFOLIO


INVESTMENT SUB-ADVISOR
Robertson Stephens & Company
   Investment Management, L.P.

ABOUT THE PORTFOLIO
Invests in securities broadly diversified over industry sectors by focusing on small and mid-cap companies expected to provide long-term capital appreciation.

PERFORMANCE
Net total return for the six months ended June 30, 1997:
Robertson Stephens
 Diversified Growth      -6.53%*
Russell 2000 Small
 Company Index           10.17%
S&P 500 Index            20.61%

The Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") is an unmanaged index of 500 leading stocks. Results for the S&P 500 Index do not reflect the expenses and investment management fees incurred by the Portfolio.

The Russell 2000 Small Company Index is an unmanaged index of 2000 small company stocks. Results for the Russell 2000 Small Company Index do not reflect the expenses and investment management fees incurred by the Portfolio.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. Performance numbers are net of all Portfolio operating expenses, but do not reflect the deduction o insurance charges.

* During the period noted, London Pacific Life & Annuity Company voluntarily agreed to reimburse certain operating expenses of the Portfolio. In the absence of the waiver and expense reimbursement, total return would have been lower.

   For the six month period ending June 30, 1997, the Robertson Stephens Diversified Growth Portfolio total return was -6.53% compared to the returns of its two benchmark indexes: the Russell 2000 at 10.17% and the Standard and Poor's 500 at 20.61%. Effective May 1, 1997, we replaced Berkeley Capital Management as the Portfolio's sub-advisor. We immediately began restructuring the portfolio and believe performance will improve as a result of these changes.

     Since May 1, 1997, the net asset value per share of the Portfolio has increased from $6.70 on April 30 to $8.02 on June 30, a 19.7% increase.

   While the small-cap sector rallied in May and June, large-cap, liquid stocks continue to lead the market higher. We remain focused on the small and mid-cap sector, looking for companies in which some kind of a growth catalyst will drive earnings and valuations higher.

     Despite volatility, we remain committed to the Technology sector (23.8% of the Portfolio). Companies continue to focus on ways to enhance productivity. This capital spending is benefitting both the PC and software industries.

   Robertson Stephens maintains our commitment to the Energy Services sector ( 14% of the Portfolio). The Energy Services sector has been out of favor for most of the 1980's and 1990's, creating attractive valuations compared to many other market sectors. Additionally, the large integrated oil companies continue to increase their capital spending and exploration programs. Advancements in drilling and exploration technology have helped to expand profit margins for exploration companies. Finally, the pickup in exploration activity has also pumped consolidation, creating the opportunity for takeover premium in certain stocks.


$10,000 Hypothetical Investment since inception February, 9, 1996
-----------------------------------------------------------------

                                                          Z      | $13,920
                                                                 |
                                                                 |
                                                          X      | $12,497
                                                                 |
                                                                 |
$10,000                                                   Y      | $9,574
_________________________________________________________________
2/9/96                                                   6/30/97

X - Robertson Stephens Diversified Growth Portfolio
Y - Russell 2000 Small Company Index
Z - S&P 500 Index

The chart above illustrates the growth in value of a hypothetical $10,000 investment made in the Robertson Stephens Diversified Growth Portfolio, Russell 2000 Small Company Index, and the S&P 500 Index on February 9, 1996, the inception date of the Portfolio. The figures for the Portfolio, Russell 2000 Small Company Index and the S&P 500 Index include reinvestment of dividends.

                   AVERAGE ANNUAL TOTAL RETURNS AS OF 6/30/97

                                       6 Month    1 Year      Since Inception
                                       -------    ------      ---------------
                                                              (February 9, 1996)

Robertson Stephens Diversified Growth   -6.53%  -15.02%             -3.09%
Portfolio
Russell 2000 Small Company Index        10.17%   16.21%             17.41%
S&P 500 Index                           20.61%   34.70%             26.88%



                      LEXINGTON CORPORATE LEADERS PORTFOLIO



INVESTMENT SUB-ADVISOR
Lexington Management Corporation

ABOUT THE PORTFOLIO
Invests in large well-established companies believed to have long-term potential for strong capital growth and earnings.

PERFORMANCE
Net total return for the six months ended June 30, 1997:

Lexington Corporate
 Leaders Portfolio          18.62%*
S&P 500 Index               20.61%
Lipper Growth &
  Income Index              15.93%

The Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") is an unmanaged index of 500 leading stocks. Results for the S&P 500 Index do not reflect the expenses and investment management fees incurred by the Portfolio.

The Lipper Growth & Income Index is a nonweighted index of 139 funds investing in stocks and corporate and government bonds. Results for the Lipper Growth & Income Index do not reflect expenses and investment management fees incurred by the Portfolio.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. Performance numbers are net of all Portfolio operating expenses, but do not reflect the deduction o insurance charges.

* During the period noted, London Pacific Life & Annuity Company voluntarily agreed to reimburse certain operating expenses of the Portfolio. In the absence of the expense reimbursement, total return would have been lower.

     The Lexington Corporate Leaders Portfolio earned a total return of 18.62% for the six months ended June 30, 1997, compared to a rise of 15.93% for the average growth and income fund monitored by Lipper Analytical Services, Inc. and a raise of 20.61% for the unmanaged Standard & Poor's 500 Stock Price Index.

     The Portfolio benefited from the continued strength in blue chip companies. After the brief 10% correction in March and April, the bull market in stocks resumed with a record setting run. Driving this strong performance is a familiar cast of characters: stable growth, low inflation, strong corporate earnings and a favorable supply demand for stocks. The slowing of the economy in the second quarter from the very strong growth in the fourth and first quarter, simply added fuel to the fire. During the first half, the strongest percentage gains in the portfolio were recorded by companies which declared stock splits. These included: Allied Signal, Caterpillar, DuPont, General Electric, Mobil, Proctor and Gamble, Royal Dutch Petroleum, Schlumberger and Texaco. It is the Portfolio's investment philosophy that stock performance is a key factor in the decision of company management to declare stock splits. We are particularly pleased with the strong performance shown by many of the Portfolio holdings.

   We believe the second quarter economic slowdown is likely to be reversed in the second half. If we are correct and the economy re-accelerates in the second half, the markets current sanguine view toward Federal Reserve policy and interest rates may be tested later in the year. While this may unsettle the markets, we expect the concerns to be temporary and that the outlook as we move into 1998 remains generally positive.


$10,000 Hypothetical Investment since inception February, 9, 1996
-----------------------------------------------------------------

                                                            Z    | $13,920
                                                                 |
                                                                 |
                                                            X    | $13,385
                                                                 |
                                                                 |
$10,000                                                     Y    | $13,330
_________________________________________________________________
2/9/96                                                   6/30/97

X - Lexington Corporate Leaders Portfolio
Y - S&P 500 Index
Z - Lipper Growth & Income Index

The chart above illustrates the growth in value of a hypothetical $10,000 investment made in the Lexington Corporate Leaders Portfolio, S&P 500 Index, and the Lipper Growth & Income Index on February 9, 1996, the inception date of the Portfolio. The figures for the Portfolio, S&P 500 Index and the Lipper Growth & Income Index include reinvestment of dividends.

                   AVERAGE ANNUAL TOTAL RETURNS AS OF 6/30/97

                                       6 Month    1 Year      Since Inception
                                       -------    ------      ---------------
                                                              (February 9, 1996)

Lexington Corporate Leaders Portfolio  18.62%   29.99%             23.35%
S&P 500 Index                          20.61%   34.70%             26.88%
Lipper Growth & Income Index           15.93%   29.00%             22.99%




                                           LPT VARIABLE INSURANCE SERIES TRUST
                                           STATEMENTS OF ASSETS AND LIABILITIES
                                                JUNE 30, 1997 (UNAUDITED)



                                                   HARRIS ASSOCIATES                       SALOMON U.S.    SALOMON MONEY
                                                         VALUE         MFS TOTAL RETURN    QUALITY BOND       MARKET
ASSETS                                               PORTFOLIO(1)          PORTFOLIO        PORTFOLIO        PORTFOLIO
                                                  -------------------  -----------------  --------------  ---------------
Investments at value, see accompanying
  Schedules                                       $         1,976,680  $       2,278,753  $   2,212,421   $    1,920,414
Repurchase agreements at cost and value                       151,000                  0        312,000          212,000
Cash                                                              858             68,448            360              167
Foreign currency at value                                           0                994              0                0
Dividends and/or interest receivable                            1,724             14,904         17,818               35
Receivable for investments securities sold                     60,196             24,165        256,269                0
Receivable for Trust shares sold                                3,346             28,104             63           73,584
Expense reimbursements receivable                              13,478             12,261         10,938           13,321
Other assets                                                      703                703            703              703
                                                  -------------------  -----------------  --------------  ---------------
TOTAL ASSETS                                      $         2,207,985  $       2,428,332  $   2,810,572   $    2,220,224

Investments at cost                               $         1,761,449  $       2,037,877  $   2,209,007   $    1,920,414
Foreign currency at cost                          $                 0  $           1,004  $           0   $            0

LIABILITIES

Payable for investment securities purchased       $           136,343  $          70,663  $   1,215,594   $            0
Payable for Trust shares redeemed                                   0                  0              0           27,462
Custodian fees payable                                          6,084              9,055          5,084            4,684
Advisory fees payable                                           1,781              1,511            770              643
Accrued legal and audit fees                                   10,041             10,041         10,041           10,041
Accrued expenses and other liabilities                          3,994              4,022          5,111            3,970
                                                  -------------------  -----------------  --------------  ---------------
TOTAL LIABILITIES                                             158,243             95,292      1,236,600           46,800

NET ASSETS                                        $         2,049,742  $       2,333,040  $   1,573,972   $    2,173,424
                                                  ===================  =================  ==============  ===============

COMPONENTS OF NET ASSETS:
Paid-in capital                                   $         1,630,216  $       2,036,023  $   1,550,782   $    2,173,446
Undistributed net investment
  income/(loss)                                                 5,095             25,039         43,910                0
Accumulated net realized gain/(loss) on
securities and foreign currency
  transactions                                                199,200             31,112        (24,134)             (22)
Net unrealized appreciation/
(depreciation) of securities and
  foreign currency transactions                               215,231            240,866        __3,414                0
                                                  -------------------  -----------------  --------------  ---------------

NET ASSETS                                        $         2,049,742  $       2,333,040  $   1,573,972   $    2,173,424
                                                  ===================  =================  ==============  ===============
SHARES OUTSTANDING (UNLIMITED AUTHORIZATION,
 $.01 PAR VALUE)                                              151,121            192,184        156,371        2,173,446
                                                  ===================  =================  ==============  ===============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
PRICE, PER SHARE (NET ASSETS/SHARES OUTSTANDING)  $             13.56  $           12.14  $       10.07   $         1.00
                                                  ===================  =================  ==============  ===============


                                                                                                            LEXINGTON
                                                        STRONG                         ROBERTSON STEPHENS   CORPORATE
                                                    INTERNATIONAL     STRONG GROWTH    DIVERSIFIED GROWTH    LEADERS
ASSETS                                             STOCK  PORTFOLIO     PORTFOLIO         PORTFOLIO(2)      PORTFOLIO
                                                  ------------------  --------------  --------------------  ----------

Investments at value, see accompanying
  Schedules                                       $       1,646,088   $    2,183,294  $         1,353,488   $1,867,206
Repurchase agreements at cost and value                     199,000          201,000              173,000            0
Cash                                                            404              747                  607       46,813
Foreign currency at value                                         0                0                    0            0
Dividends and/or interest receivable                          3,363            1,101                   95        2,551
Receivable for investments securities sold                   11,865           17,576               40,936      103,542
Receivable for Trust shares sold                              3,346            6,135                1,716        1,694
Expense reimbursements receivable                            12,839           13,009                9,029       10,999
Other assets                                                    703              703                  703          703
                                                  ------------------  --------------  --------------------  ----------
TOTAL ASSETS                                      $       1,877,608   $    2,423,565  $         1,579,574   $2,033,508

Investments at cost                               $       1,561,039   $    1,847,158  $         1,174,077   $1,525,212
Foreign currency at cost                                    ($8,538)  $            0  $                 0   $        0

LIABILITIES

Payable for investment securities purchased       $         244,536   $       64,412  $            11,477   $  103,542
Payable for Trust shares redeemed                                 0                0                    0            0
Custodian fees payable                                        9,049            8,084                4,828        6,084
Advisory fees payable                                           999            1,480                  862        1,059
Accrued legal and audit fees                                 10,041           10,041               10,041       10,041
Accrued expenses and other liabilities                       12,789            3,989                3,970        3,970
                                                  ------------------  --------------  --------------------  ----------
TOTAL LIABILITIES                                           277,414           88,006               31,178      124,696

NET ASSETS                                        $       1,600,194   $    2,335,559  $         1,548,396   $1,908,812
                                                  ==================  ==============  ====================  ==========

COMPONENTS OF NET ASSETS:
Paid-in capital                                   $       1,432,798   $    1,918,510  $         1,910,790   $1,488,720
Undistributed net investment
  income/(loss)                                               7,266              318               (4,018)       7,346
Accumulated net realized gain/(loss) on
securities and foreign currency
  transactions                                               75,084           80,595             (537,787)      70,752
Net unrealized appreciation/
(depreciation) of securities and
  foreign currency transactions                              85,046          336,136              179,411      341,994
                                                  ------------------  --------------  --------------------  ----------

NET ASSETS                                        $       1,600,194   $    2,335,559  $         1,548,396   $1,908,812
                                                  ==================  ==============  ====================  ==========
SHARES OUTSTANDING (UNLIMITED AUTHORIZATION,
 $.01 PAR VALUE)                                            140,438          174,331              193,115      140,689
                                                  ==================  ==============  ====================  ==========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
PRICE, PER SHARE (NET ASSETS/SHARES OUTSTANDING)  $           11.39   $        13.40  $              8.02   $    13.57
                                                  ==================  ==============  ====================  ==========

(1)  Formerly  MAS  Value  Portfolio
(2)  Formerly  Berkeley  Smaller  Companies  Portfolio


                       See Notes to Financial Statements

                                              LPT VARIABLE INSURANCE SERIES TRUST
                                                    STATEMENTS OF OPERATIONS
                                                    FOR THE SIX MONTHS ENDED
                                                   JUNE 30, 1997 (UNAUDITED)



                                                HARRIS
                                              ASSOCIATES     MFS TOTAL    SALOMON U. S.                            STRONG
                                                 VALUE        RETURN      QUALITY BOND      SALOMON MONEY       INTERNATIONAL
                                             PORTFOLIO(1)    PORTFOLIO      PORTFOLIO      MARKET PORTFOLIO    STOCK PORTFOLIO
                                             -------------  -----------  ---------------  ------------------  -----------------

INVESTMENT INCOME
Income:
         Dividends                           $     13,388   $   13,560   $            0   $               0   $         12,946
        Foreign withholding tax on
             dividend  income                         (76)        (205)               0                   0             (1,573)
         Interest                                   1,985       22,883           51,582              34,804              5,598
                                             -------------  -----------  ---------------  ------------------  -----------------
   TOTAL INVESTMENT INCOME                         15,297       36,238           51,582              34,804             16,971
                                             -------------  -----------  ---------------  ------------------  -----------------
EXPENSES:
 Investment advisory fees                           7,303        6,608            4,266               2,820              4,886
 Custodian fees                                    18,619       26,913           15,340              13,828             25,561
 Printing expenses                                    691          691              691                 691                691
 Legal and audit fees                              12,290       12,290           12,290              12,290             12,290
 Insurance expense                                  1,236        1,236            1,236               1,236              1,236
 Trustees' fees and expenses                        2,116        2,116            2,116               2,116              2,116
 Other expense                                      1,037        1,037            1,037               1,037              1,037
                                             -------------  -----------  ---------------  ------------------  -----------------
                Expenses before expense
         reimbursement                             43,292       50,891           36,976              34,018             47,817
      Expense reimbursement (Note 3)              (33,090)     (39,526)         (29,298)            (28,399)           (38,112)
                                             -------------  -----------  ---------------  ------------------  -----------------
   TOTAL EXPENSES                                  10,202       11,365            7,678               5,619              9,705
                                             -------------  -----------  ---------------  ------------------  -----------------

NET INVESTMENT INCOME                               5,095       24,873           43,904              29,185              7,266
                                             -------------  -----------  ---------------  ------------------  -----------------

REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS

Net realized gain (loss) on securities and
  foreign currency transactions                   182,121       34,071           (2,109)                (22)            68,193
Net change in unrealized
appreciation/(depreciation) of securities
  and  foreign currency transactions               40,473      143,258           (2,894)                  0             36,339
                                             -------------  -----------  ---------------  ------------------  -----------------


NET GAIN (LOSS)  ON INVESTMENTS                   222,594      177,329           (5,003)                (22)           104,532
                                             -------------  -----------  ---------------  ------------------  -----------------

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                    $    227,689   $  202,202   $       38,901   $          29,163   $        111,798
                                             =============  ===========  ===============  ==================  =================


                                                                                     LEXINGTON
                                                               ROBERTSON STEPHENS    CORPORATE
                                              STRONG GROWTH    DIVERSIFIED GROWTH     LEADERS
                                                PORTFOLIO         PORTFOLIO(2)       PORTFOLIO
                                             ---------------  --------------------  -----------

INVESTMENT INCOME
Income:
         Dividends                           $        6,077   $               987   $   16,932
        Foreign withholding tax on
             dividend  income                           (18)                    0         (282)
         Interest                                     5,695                 3,765          437
                                             ---------------  --------------------  -----------
   TOTAL INVESTMENT INCOME                           11,754                 4,752       17,087
                                             ---------------  --------------------  -----------
EXPENSES:
 Investment advisory fees                             6,703                 6,213        4,960
 Custodian fees                                      22,986                16,222       16,260
 Printing expenses                                      691                   691          691
 Legal and audit fees                                12,290                12,290       12,290
 Insurance expense                                    1,236                 1,236        1,236
 Trustees' fees and expenses                          2,116                 2,116        2,116
 Other expense                                        1,037                 1,037        1,037
                                             ---------------  --------------------  -----------
                Expenses before expense
         reimbursement                               47,059                39,805       38,590
      Expense reimbursement (Note 3)                (35,530)              (31,015)     (28,747)
                                             ---------------  --------------------  -----------
   TOTAL EXPENSES                                    11,529                 8,790        9,843
                                             ---------------  --------------------  -----------

NET INVESTMENT INCOME                                   225                (4,038)       7,244
                                             ---------------  --------------------  -----------

REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS

Net realized gain (loss) on securities and
  foreign currency transactions                      44,472              (272,451)      70,754
Net change in unrealized
appreciation/(depreciation) of securities
  and  foreign currency transactions                196,501               211,431      193,007
                                             ---------------  --------------------  -----------


NET GAIN (LOSS)  ON INVESTMENTS                     240,973               (61,020)     263,761
                                             ---------------  --------------------  -----------

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                    $      241,198   $           (65,058)  $  271,005
                                             ===============  ====================  ===========

(1)  Formerly  MAS  Value  Portfolio
(2)  Formerly  Berkeley  Smaller  Companies  Portfolio




                       See Notes to Financial Statements



                                               LPT VARIABLE INSURANCE SERIES TRUST
                                               STATEMENTS OF CHANGES IN NET ASSETS
                                       FOR THE SIX MONTHS ENDED  JUNE 30, 1997 (UNAUDITED)
                                             AND THE PERIOD ENDED DECEMBER 31, 1996*




                                              HARRIS ASSOCIATES                           MFS TOTAL RETURN
                                             VALUE PORTFOLIO (1)                             PORTFOLIO
                                             --------------------                        ------------------
                                               Six Months Ended        Period Ended       Six Months Ended       Period Ended
                                                June 30, 1997       December 31, 1996*     June 30, 1997      December 31, 1996*
                                             --------------------  --------------------  ------------------  --------------------

INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income                        $             5,095   $            10,502   $          24,873   $            27,104

Net realized gain/(loss) on securities and
   Foreign  currency transactions                        182,121                49,011              34,071                (2,959)
Net unrealized appreciation (depreciation)
of securities and foreign currency
   Transactions during the period                         40,473               174,758             143,258                97,608
                                             --------------------  --------------------  ------------------  --------------------

Net increase (decrease) in net assets
  Resulting  from operations                             227,689               234,271             202,202               121,753
                                             --------------------  --------------------  ------------------  --------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                          0               (10,502)                  0               (26,938)
Net realized gain on investments                               0               (31,932)                  0                     0
                                             --------------------  --------------------  ------------------  --------------------
   Total distributions                                         0               (42,434)                  0               (26,938)

SHARE TRANSACTIONS

Net proceeds from sale of shares                         616,761             1,387,694             824,850             1,661,251
Issued to shareholders in reinvestment of
dividends                                                      0                42,434                   0                26,938

Cost of  shares repurchased                             (215,771)             (200,902)           (222,687)             (254,329)
                                             --------------------  --------------------  ------------------  --------------------
 Net increase from share transactions
     (Note 5)                                            400,990             1,229,226             602,163             1,433,860
                                             --------------------  --------------------  ------------------  --------------------

TOTAL INCREASE IN NET ASSETS                             628,679             1,421,063             804,365             1,528,675
                                             --------------------  --------------------  ------------------  --------------------

NET ASSETS AT BEGINNING OF PERIOD                      1,421,063                     0           1,528,675                     0
                                             --------------------  --------------------  ------------------  --------------------

NET ASSETS AT END OF PERIOD                  $         2,049,742   $         1,421,063           2,333,040   $         1,528,675
                                             ====================  ====================  ==================  ====================

Accumulated undistributed net investment
income (loss) included in net assets at
end of period                                $             5,095   $                 0   $          25,039   $               166
                                             ====================  ====================  ==================  ====================


                                              SALOMON U. S. QUALITY BOND                          SALOMON MONEY MARKET
                                                      PORTFOLIO                                        PORTFOLIO
                                             ----------------------------                        ----------------------
                                                   Six Months Ended            Period Ended         Six Months Ended
                                                    June 30, 1997           December 31, 1996*       June 30, 1997
                                             ----------------------------  --------------------  ----------------------

INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income                        $                    43,904   $            64,084   $              29,185

Net realized gain/(loss) on securities and
   Foreign  currency transactions                                 (2,109)              (22,025)                    (22)
Net unrealized appreciation (depreciation)
of securities and foreign currency
   Transactions during the period                                 (2,894)                6,308                       0
                                             ----------------------------  --------------------  ----------------------

Net increase (decrease) in net assets
  Resulting  from operations                                      38,901                48,367                  29,163
                                             ----------------------------  --------------------  ----------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                                  0               (64,078)                (29,185)
Net realized gain on investments                                       0                     0                       0
                                             ----------------------------  --------------------  ----------------------
   Total distributions                                                 0               (64,078)                (29,185)

SHARE TRANSACTIONS

Net proceeds from sale of shares                                 176,899             1,674,647               3,622,359
Issued to shareholders in reinvestment of
dividends                                                              0                64,078                  29,185

Cost of  shares repurchased                                     (194,376)             (170,466)             (2,656,485)
                                             ----------------------------  --------------------  ----------------------
 Net increase from share transactions
     (Note 5)                                                    (17,477)            1,568,259                 995,059
                                             ----------------------------  --------------------  ----------------------

TOTAL INCREASE IN NET ASSETS                                      21,424             1,552,548                 995,037
                                             ----------------------------  --------------------  ----------------------

NET ASSETS AT BEGINNING OF PERIOD                              1,552,548                     0               1,178,387
                                             ----------------------------  --------------------  ----------------------

NET ASSETS AT END OF PERIOD                  $                 1,573,972   $         1,552,548   $           2,173,424
                                             ============================  ====================  ======================

Accumulated undistributed net investment
income (loss) included in net assets at
end of period                                $                    43,910   $                 6   $                   0
                                             ============================  ====================  ======================



                                               Period Ended
                                             December 31, 1996*
                                            --------------------


  INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS
  Net investment income                     $            42,722

  Net realized gain/(loss) on securities and
     Foreign  currency transactions                           0
  Net unrealized appreciation (depreciation)
  of securities and foreign currency
     Transactions during the period                           0
                                            --------------------

  Net increase (decrease) in net assets
    Resulting  from operations                           42,722
                                            --------------------

  DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                 (42,722)
  Net realized gain on investments                            0
                                            --------------------
     Total distributions                                (42,722)

  SHARE TRANSACTIONS

  Net proceeds from sale of shares                    3,995,273
  Issued to shareholders in reinvestment of
  dividends                                              42,722

  Cost of  shares repurchased                        (2,859,608)
                                            --------------------
   Net increase from share transactions
       (Note 5)                                       1,178,387
                                            --------------------

  TOTAL INCREASE IN NET ASSETS                        1,178,387
                                            --------------------

  NET ASSETS AT BEGINNING OF PERIOD                           0
                                            --------------------

  NET ASSETS AT END OF PERIOD               $         1,178,387
                                            ====================
                                            $                 0
  Accumulated undistributed net investment  ====================
  income (loss) included in net assets at
  end of period

(1) Formerly MAS Value Portfolio

(2) Formerly Berkeley Smaller Companies Portfolio

*For the period  January 31, 1996  (Commencement  of Operations) to December 31,
1996


                       See Notes to Financial Statements

                                     LPT VARIABLE INSURANCE SERIES TRUST
                                     STATEMENTS OF CHANGES IN NET ASSETS
                             FOR THE SIX MONTHS ENDED  JUNE 30, 1997 (UNAUDITED)
                                   AND THE PERIOD ENDED DECEMBER 31, 1996*




                                              STRONG INTERNATIONAL                           STRONG GROWTH
                                                STOCK PORTFOLIO                                PORTFOLIO
                                             ----------------------                        ------------------
                                                Six Months Ended         Period Ended       Six Months Ended
                                                 June 30, 1997        December 31, 1996*     June 30, 1997
                                             ----------------------  --------------------  ------------------

INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS
Net investment income                        $               7,266   $             2,799   $             225

Net realized gain/(loss) on securities and
   Foreign  currency transactions                           68,193                10,921              44,472
Net unrealized appreciation (depreciation)
   Of securities and foreign currency
   Transactions during the period                           36,339                48,707             196,501
                                             ----------------------  --------------------  ------------------
Net increase (decrease) in net assets
   Resulting  from operations                              111,798                62,427             241,198
                                             ----------------------  --------------------  ------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                            0                  (576)                  0
Net realized gain on investments                                 0                (6,253)                  0
                                             ----------------------  --------------------  ------------------
   Total distributions                                           0                (6,829)                  0

SHARE TRANSACTIONS
Net proceeds from sale of shares                           393,072             1,327,854             775,514
Issued to shareholders in reinvestment of
   Dividends                                                     0                 6,829                   0
Cost of  shares repurchased                               (125,845)             (169,112)           (194,116)
                                             ----------------------  --------------------  ------------------

Net increase from share transactions
     (Note 5)                                              267,227             1,165,571             581,398
                                             ----------------------  --------------------  ------------------

TOTAL INCREASE IN NET ASSETS                               379,025             1,221,169             822,596
                                             ----------------------  --------------------  ------------------

NET ASSETS AT BEGINNING OF PERIOD                        1,221,169                     0           1,512,963
                                             ----------------------  --------------------  ------------------

NET ASSETS AT END OF PERIOD                  $           1,600,194   $         1,221,169           2,335,559
                                             ======================  ====================  ==================

Accumulated undistributed net investment
   Income (loss) included in net assets at
   End of period                             $               7,266   $                 0   $             318
                                             ======================  ====================  ==================


                                                                    ROBERTSON STEPHENS       DIVERSIFIED           LEXINGTON
                                                                   GROWTH PORTFOLIO(2)                              LEADERS
                                                                   --------------------                        ------------------
                                                 Period Ended        Six Months Ended        Period Ended       Six Months Ended
                                              December 31, 1996*      June 30, 1997       December 31, 1996*     June 30, 1997
                                             --------------------  --------------------  --------------------  ------------------

INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS
Net investment income                        $            26,176               ($4,038)  $           253,443   $           7,244

Net realized gain/(loss) on securities and
   Foreign  currency transactions                        106,629              (272,451)             (265,336)             70,754
Net unrealized appreciation (depreciation)
   Of securities and foreign currency
   Transactions during the period                        139,635               211,431               (32,020)            193,007
                                             --------------------  --------------------  --------------------  ------------------
Net increase (decrease) in net assets
   Resulting  from operations                            272,440               (65,058)              (43,913)            271,005
                                             --------------------  --------------------  --------------------  ------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                    (26,083)                    0              (253,423)                  0
Net realized gain on investments                         (70,506)                    0                     0                   0
                                             --------------------  --------------------  --------------------  ------------------
   Total distributions                                   (96,589)                    0              (253,423)                  0

SHARE TRANSACTIONS
Net proceeds from sale of shares                       1,481,628               546,015             2,060,025             483,324
Issued to shareholders in reinvestment of
   Dividends                                              96,589                     0               253,423                   0
Cost of  shares repurchased                             (241,105)             (373,805)             (574,868)           (168,938)
                                             --------------------  --------------------  --------------------  ------------------

Net increase from share transactions
     (Note 5)                                          1,337,112               172,210             1,738,580             314,386
                                             --------------------  --------------------  --------------------  ------------------

TOTAL INCREASE IN NET ASSETS                           1,512,963               107,152             1,441,244             585,391
                                             --------------------  --------------------  --------------------  ------------------

NET ASSETS AT BEGINNING OF PERIOD                              0             1,441,244                     0           1,323,421
                                             --------------------  --------------------  --------------------  ------------------

NET ASSETS AT END OF PERIOD                  $         1,512,963   $         1,548,396   $         1,441,244   $       1,908,812
                                             ====================  ====================  ====================  ==================

Accumulated undistributed net investment
   Income (loss) included in net assets at
   End of period                             $                93               ($4,018)  $                 0   $          7 ,346
                                             ====================  ====================  ====================  ==================


                                               CORPORATE
                                               PORTFOLIO
                                           --------------------
                                              Period Ended
                                            December 31, 1996*
                                           --------------------

INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS
Net investment income                     $            14,001

Net realized gain/(loss) on securities and
   Foreign  currency transactions                          (2)
Net unrealized appreciation (depreciation)
   Of securities and foreign currency
   Transactions during the period                     148,987
                                          --------------------
Net increase (decrease) in net assets
   Resulting  from operations                         162,986
                                          --------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                 (13,899)
Net realized gain on investments                            0
                                          --------------------
   Total distributions                                (13,899)

SHARE TRANSACTIONS
Net proceeds from sale of shares                    1,250,539
Issued to shareholders in reinvestment of
   Dividends                                           13,929
Cost of  shares repurchased                           (90,134)
                                          --------------------

Net increase from share transactions
     (Note 5)                                       1,174,334
                                          --------------------

TOTAL INCREASE IN NET ASSETS                        1,323,421
                                          --------------------

NET ASSETS AT BEGINNING OF PERIOD                           0
                                          --------------------

NET ASSETS AT END OF PERIOD               $         1,323,421
                                          ====================

Accumulated undistributed net investment
   Income (loss) included in net assets at
   End of period                          $               102
                                          ====================

(1) Formerly MAS Value Portfolio

(2) Formerly Berkeley Smaller Companies Portfolio

*For the period  January 31, 1996  (Commencement  of Operations) to December 31,
1996


                                   See  Notes  to  Financial  Statements



                                             LPT VARIABLE INSURANCE SERIES TRUST
                                                    FINANCIAL HIGHLIGHTS
                                     FOR THE SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)
                                        FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD



                                                 HARRIS ASSOCIATES                        SALOMON U. S.
                                                       VALUE             MFS TOTAL        QUALITY BOND      SALOMON MONEY
                                                   PORTFOLIO(1)       RETURN PORTFOLIO      PORTFOLIO      MARKET PORTFOLIO
                                                -------------------  ------------------  ---------------  ------------------

Net asset value, beginning of period            $            11.86   $           10.90   $         9.81   $            1.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                         0.04                0.16             0.28                0.02
Net realized and unrealized gain (loss) on
  investments                                                 1.66                1.08            (0.02)               0.00
                                                -------------------  ------------------  ---------------  ------------------
Total from investment operations                              1.70                1.24             0.26                0.02
                                                -------------------  ------------------  ---------------  ------------------

LESS DISTRIBUTIONS:
Dividends from net investment income                          0.00                0.00             0.00               (0.02)
Distributions from net realized capital gains                 0.00                0.00             0.00               (0.00)
                                                -------------------  ------------------  ---------------  ------------------
Total distributions                                           0.00                0.00             0.00               (0.02)
                                                -------------------  ------------------  ---------------  ------------------

Net asset value, end of period                  $            13.56   $           12.14   $        10.07   $            1.00
                                                ===================  ==================  ===============  ==================

TOTAL RETURN ++                                              14.33%              11.38%            2.65%               2.30%
                                                ===================  ==================  ===============  ==================

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
   DATA

Net assets, end of period (in 000's)            $            2,050   $           2,333   $        1,574   $           2,173
Ratio of operating expenses to average net
  assets +                                                    1.29%               1.29%            0.99%               0.89%
Ratio of net investment income to average net
   assets +                                                   0.64%               2.81%            5.66%               4.64%
Portfolio turnover rate                                      87.00%              44.22%          130.24%  N/A
Average commission rate per share +++           $           0.0584   $          0.0534   N/A              N/A
Ratio of operating expenses to average net
  assets before expense reimbursements +                      5.45%               5.76%            4.77%               5.41%
Net investment income (loss) per share before
  expense reimbursements                                    ($0.22)             ($0.09)  $         0.09   $            0.00




                                                     STRONG          STRONG      ROBERTSON STEPHENS        LEXINGTON
                                                  INTERNATIONAL      GROWTH      DIVERSIFIED GROWTH    CORPORATE LEADERS
                                                 STOCK PORTFOLIO    PORTFOLIO       PORTFOLIO(2)           PORTFOLIO
                                                -----------------  -----------  --------------------  -------------------

Net asset value, beginning of period            $          10.58   $    11.92   $              8.58   $            11.44

INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                       0.06         0.00                 (0.02)                0.06
Net realized and unrealized gain (loss) on
  investments                                               0.75         1.48                 (0.54)                2.07
                                                -----------------  -----------  --------------------  -------------------
Total from investment operations                            0.81         1.48                 (0.56)                2.13
                                                -----------------  -----------  --------------------  -------------------

LESS DISTRIBUTIONS:
Dividends from net investment income                        0.00         0.00                  0.00                 0.00
Distributions from net realized capital gains               0.00         0.00                  0.00                 0.00
                                                -----------------  -----------  --------------------  -------------------
Total distributions                                         0.00         0.00                  0.00                 0.00
                                                -----------------  -----------  --------------------  -------------------

Net asset value, end of period                  $          11.39   $    13.40   $              8.02   $            13.57
                                                =================  ===========  ====================  ===================

TOTAL RETURN ++                                             7.75%       12.42%               (6.53%)               18.62%
                                                =================  ===========  ====================  ===================

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
   DATA

Net assets, end of period (in 000's)            $          1,600   $    2,336   $             1,548   $            1,909
Ratio of operating expenses to average net
  assets +                                                  1.49%        1.29%                 1.39%                1.29%
Ratio of net investment income to average net
   assets +                                                 1.11%        0.03%               (0.64%)                0.95%
Portfolio turnover rate                                    70.94%      134.24%               107.85%               24.03%
Average commission rate per share +++           $         0.0114   $   0.0678   $            0.0531   $           0.0637
Ratio of operating expenses to average net
  assets before expense reimbursements +                    7.33%        5.25%                 6.28%                5.04%
Net investment income (loss) per share before
  expense reimbursements                                  ($0.25)      ($0.24)               ($0.21)              ($0.17)


+ Annualized

++ Total returns represents aggregate total return for the six months ended June 30, 1997. The total return would have been lower if certain expenses had not been reimbursed by London Pacific.

+++ Average commission rate paid per share on equity securities purchased and sold by the Portfolio. Amount excludes mark-ups, mark-downs or spreads paid on shares traded.

(1) Formerly MAS Value Portfolio

(2) Formerly Berkeley Smaller Companies Portfolio




                             See  Notes  to  Financial  Statements


                                             LPT VARIABLE INSURANCE SERIES TRUST
                                                    FINANCIAL HIGHLIGHTS
                                FOR THE PERIOD JANUARY 31, 1996 (COMMENCEMENT OF OPERATIONS)
                                                    TO DECEMBER 31, 1996
                                        FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD




                                                 HARRIS ASSOCIATES                        SALOMON U. S.
                                                       VALUE             MFS TOTAL        QUALITY BOND      SALOMON MONEY
                                                   PORTFOLIO(1)       RETURN PORTFOLIO      PORTFOLIO      MARKET PORTFOLIO
                                                -------------------  ------------------  ---------------  ------------------

Net asset value, beginning of period            $            10.00   $           10.00   $        10.00   $            1.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                         0.10                0.25             0.49                0.04
Net realized and unrealized gain (loss) on
  Investments                                                 2.13                0.85            (0.25)               0.00
                                                -------------------  ------------------  ---------------  ------------------
Total from investment operations                              2.23                1.10             0.24                0.04
                                                -------------------  ------------------  ---------------  ------------------

LESS DISTRIBUTIONS:
Dividends from net investment income                         (0.10)              (0.20)           (0.43)              (0.04)
Distributions from net realized capital gains                (0.27)              (0.00)           (0.00)              (0.00)
                                                -------------------  ------------------  ---------------  ------------------
Total distributions                                          (0.37)              (0.20)           (0.43)              (0.04)
                                                -------------------  ------------------  ---------------  ------------------

Net asset value, end of period                  $            11.86   $           10.90   $         9.81   $            1.00
                                                ===================  ==================  ===============  ==================

TOTAL RETURN ++                                              20.39%               9.81%            2.27%               3.93%
                                                ===================  ==================  ===============  ==================

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
DATA

Net assets, end of period (in 000's)            $            1,421   $           1,529   $        1,553   $           1,178
Ratio of operating expenses to average net
  Assets +                                                    1.26%               1.26%            0.97%               0.87%
Ratio of net investment income to average net
  Assets +                                                    1.01%               2.59%            5.41%               4.43%
Portfolio turnover rate                                      41.08%              53.91%          231.03%  N/A
Average commission rate per share +++           $           0.0542   $          0.0571   N/A              N/A
Ratio of operating expenses to average net
   Assets before waiver of fees and expense
  Reimbursements +                                            7.55%               7.84%            5.79%               6.67%
Net investment income (loss) per share before
  Waiver of fees and expense reimbursements                 ($0.52)             ($0.38)  $         0.05              ($0.01)


                                                                                                       LEXINGTON
                                                     STRONG          STRONG      ROBERTSON STEPHENS    CORPORATE
                                                  INTERNATIONAL      GROWTH      DIVERSIFIED GROWTH     LEADERS
                                                 STOCK PORTFOLIO    PORTFOLIO       PORTFOLIO(2)       PORTFOLIO
                                                -----------------  -----------  --------------------  -----------

Net asset value, beginning of period            $          10.00   $    10.00   $             10.00   $    10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                       0.03         0.25                  2.10         0.14
Net realized and unrealized gain (loss) on
  Investments                                               0.61         2.49                 (1.69)        1.42
                                                -----------------  -----------  --------------------  -----------
Total from investment operations                            0.64         2.74                  0.41         1.56
                                                -----------------  -----------  --------------------  -----------

LESS DISTRIBUTIONS:
Dividends from net investment income                       (0.01)       (0.22)                (1.83)       (0.12)
Distributions from net realized capital gains              (0.05)       (0.60)                (0.00)       (0.00)
                                                -----------------  -----------  --------------------  -----------
Total distributions                                        (0.06)       (0.82)                (1.83)       (0.12)
                                                -----------------  -----------  --------------------  -----------

Net asset value, end of period                  $          10.58   $    11.92   $              8.58   $    11.44
                                                =================  ===========  ====================  ===========

TOTAL RETURN ++                                             5.85%       20.27%                 2.42%       12.84%
                                                =================  ===========  ====================  ===========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
DATA

Net assets, end of period (in 000's)            $          1,221   $    1,513   $             1,441   $    1,323
Ratio of operating expenses to average net
  Assets +                                                  1.45%        1.26%                 1.36%        1.26%
Ratio of net investment income to average net
  Assets +                                                  0.27%        2.25%                20.30%        1.40%
Portfolio turnover rate                                    49.32%      422.67%              2242.85%        0.00%
Average commission rate per share +++           $         0.0096   $   0.0575   $            0.0478   $   0.0500
Ratio of operating expenses to average net
   Assets before waiver of fees and expense
  Reimbursements +                                          7.74%        7.09%                 7.02%        6.86%
Net investment income (loss) per share before
  Waiver of fees and expense reimbursements               ($0.58)      ($0.39)  $              1.51       ($0.41)

+ Annualized

++ Total return represents aggregate total return for the period February 9, 1996 (effective date) to December 31, 1996. The total return would have been lower if certain fees had not been waived by the investment advisor, and if certain expenses had not been reimbursed by London Pacific.

+++ Average commission rate paid per share on equity securities purchased and sold by the Portfolio. Amount excludes mark-ups, mark-downs or spreads paid on shares traded.



                          See  Notes  to  Financial  Statements


                     THE LPT VARIABLE INSURANCE SERIES TRUST
                        HARRIS ASSOCIATES VALUE PORTFOLIO
                       SCHEDULE OF INVESTMENTS (UNAUDITED)
                                  JUNE 30, 1997

                                                    VALUE
                                                   (NOTE 2)
                                                   --------

COMMON STOCKS - 96.43%
          BASIC INDUSTRIES - 13.79%
  1,500   DeBeers Consolidated Mines, Ltd., ADR    $55,406
  1,900   First Brands Corporation                  43,581
  1,000   W.R. Grace & Company                      55,125
  1,850   James River Corporation of Virginia       68,450
  2,250   Premark International, Inc.               60,188
                                                   -------
                                                   282,750

          FINANCIAL SERVICES - 13.24%
  1,200   AON Corporation                           62,100
  1,323   Federal National Mortgage Association     57,716
    888   Mellon Bank Corporation                   40,071
  1,920   Old Republic International Corporation    58,200
  1,400   PartnerRe, Ltd.                           53,375
                                                    -------
                                                    271,462

          BROADCASTING & PUBLISHING - 11.63%
  2,200   Dun & Bradstreet Corporation              57,750
  2,200   Lee Enterprises, Inc.                     58,025
  3,950   Tele-Communications, Inc. (New)+          58,756
  3,150   U.S. West, Inc. +                         63,788
                                                    -------
                                                    238,319

          AUTOS & TRANSPORTATION - 9.86%
  1,200   Bandag, Inc.                              58,425
    800   Borg Warner Automotive, Inc.              43,250
    230   Eaton Corporation                         20,082
  1,173   Ford Motor Company                        44,281
    570   Goodyear Tire and Rubber Company          36,088
                                                   -------
                                                   202,126

          CAPITAL GOODS - 8.24%
    687   Cummins Engine, Inc.                      48,476
  1,500   General Signal Corporation                65,437
  1,200   UCAR International, Inc. +                54,900
                                                   -------
                                                   168,813

          CONSUMER BASICS - 7.71%
  1,200   American Stores Company                   59,250
  1,650   Black & Decker Corporation                61,359
    843   Philip Morris Companies, Inc.             37,408
                                                   -------
                                                   158,017

                        See Notes to Financial Statements




                    THE LPT VARIABLE INSURANCE SERIES TRUST
                        HARRIS ASSOCIATES VALUE PORTFOLIO
                 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
                                  JUNE 30, 1997

                                                         VALUE
    SHARES                                             (NOTE 2)
    ------                                             --------

COMMON STOCKS - (CONTINUED)
          CONSTRUCTION MATERIALS - 6.25%
    850   Armstrong World Industries, Inc.              $62,369
  1,800   USG Corporation +                              65,700
                                                        -------
                                                        128,069

          CONGLOMERATES - 5.89%
  2,200   ITT Industries, Inc.                           56,650
  1,800   U.S. Industries, Inc. +                        64,125
                                                         -------
                                                         120,775

          CONSUMER SERVICES - 5.76%
  1,800   Brunswick Corporation                          56,250
  1,350   GC Companies, Inc. +                           61,762
                                                        -------
                                                        118,012

          ENERGY - 4.46%
    199   Amoco Corporation                              17,301
    264   British Petroleum, PLC, ADR                    19,767
  2,600   Union Texas Petroleum Holdings, Inc.           54,438
                                                        -------
                                                         91,506

          REAL ESTATE - 3.27%
  3,700   Catellus Development Corporation +             67,063
                                                        -------

          CONSUMER NON-DURABLES - 3.25%
  1,200   Polaroid Corporation                           66,600
                                                        -------

          TECHNOLOGY - 3.08%
    233   Compaq Computer Corporation +                  23,125
    444   International Business Machines Corporation    40,043
                                                        -------
                                                         63,168

TOTAL COMMON STOCKS (COST $1,761,449)                 1,976,680



PRINCIPAL
AMOUNT
------

                SHORT-TERM OBLIGATIONS - 7.37%
$151,000        Repurchase Agreement with State Street
                Bank and Trust Company, dated 06/30/97 at
                5.0%, due 07/01/97, maturity value            $151,021
                (collateralized by U.S. Treasury Note,
                6.25%, due 07/31/98, par value $150,000;
                market value $154,530) (Cost $151,000)         151,000



                        See Notes to Financial Statements





                     THE LPT VARIABLE INSURANCE SERIES TRUST
                        HARRIS ASSOCIATES VALUE PORTFOLIO
                 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
                                  JUNE 30, 1997

                                                                                      VALUE
                                                                                     (NOTE 2)
                                                                                     --------

TOTAL INVESTMENTS (COST $1,912,449*).................          103.80%             $2,127,680
OTHER ASSETS AND LIABILITIES (NET)...................           (3.80)                (77,938)
                                                                ------             -----------
NET ASSETS...........................................          100.00%             $2,049,742
                                                               =======             ==========

* Aggregate cost for Federal tax purposes (Note 4)
+ Non-income producing security


         ---------------------------------------------------------------
                                GLOSSARY OF TERMS

                         ADR American Depository Receipt

         ---------------------------------------------------------------

                        See Notes to Financial Statements






                     THE LPT VARIABLE INSURANCE SERIES TRUST
                           MFS TOTAL RETURN PORTFOLIO
                       SCHEDULE OF INVESTMENTS (UNAUDITED)
                                  JUNE 30, 1997

                                                                VALUE
   SHARES                                                     (NOTE 2)
   ------                                                     --------

COMMON STOCKS - 56.57%
          FINANCIAL SERVICES - 14.19%
    120   Allstate Corporation                                $ 8,760
    260   American Express Company                             19,370
    100   Arden Reality, Inc.                                   2,600
    250   BB&T Corporation                                     11,250
     70   BankBoston Corporation                                5,044
    330   Bank of New York Company, Inc.                       14,355
    135   Chase Manhattan Corporation (New)                    13,103
    250   Chubb Corporation                                    16,719
    140   Cigna Corporation                                    24,850
    160   Crestar Financial Corporation                         6,220
    280   A.G. Edwards, Inc.                                   11,970
    210   Federal Home Loan Mortgage Corporation                7,219
    340   Federal National Mortgage Association                14,833
    290   Fleet Financial Group, Inc.                          18,343
    110   Franklin Resources, Inc.                              7,982
    110   Lincoln National Corporation                          7,081
    400   National City Corporation                            21,000
    330   Nationsbank Corporation                              21,285
    400   Nationwide Financial Services, Inc.                  10,625
    240   Northern Trust Corporation                           11,610
    320   Norwest Corporation                                  18,000
    280   PNC Bank Corporation                                 11,655
    170   Provident Companies, Inc.                             9,095
    140   St. Paul Companies, Inc.                             10,675
    210   Travelers Group, Inc.                                13,243
    200   Torchmark Corporation                                14,250
                                                              -------
                                                              331,137

          ENERGY - 7.25%
     90   Amoco Corporation                                     7,824
    160   Atlantic Richfield Company                           11,280
    392   British Petroleum PLC, ADR                           29,351
    150   Chevron Corporation                                  11,091
    100   ENI SPA, ADR                                          5,650
    140   Enron Corporation                                     2,678
    350   Exxon Corporation                                    21,525
    120   Mobil Corporation                                     8,385
    300   Occidental Petroleum Company                          7,519
    180   Repsol SA, ADR                                        7,639




                        See Notes to Financial Statements




                     THE LPT VARIABLE INSURANCE SERIES TRUST
                           MFS TOTAL RETURN PORTFOLIO
                 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
                                  JUNE 30, 1997

                                                          VALUE
   SHARES                                                (NOTE 2)
   ------                                                --------

COMMON STOCK - (CONTINUED)
          ENERGY - (CONTINUED)
    320   Royal Dutch Petroleum Company, NY Shares      $17,400
     30   Sun, Inc.                                         930
    190   Texaco, Inc.                                   20,663
    200   Union Pacific Resource Group, Inc.              4,975
    420   USX-Marathon Group                             12,128
                                                        -------
                                                        169,038

          DRUGS & HEALTH CARE - 4.71 %
    220   American Home Products Corporation             16,830
     70   Baxter International, Inc.                      3,657
    360   Bristol Myers Squibb Company                   29,160
     60   Columbia/HCA Healthcare Corporation             2,359
    110   Meditrust                                       4,386
     10   Novartis AG (Switzerland)                      15,986
     30   Rhone-Poulenc Rorer, Inc.                       2,726
    290   SmithKline Beecham, PLC, ADR                   26,571
    160   United Healthcare Corporation                   8,320
                                                        -------
                                                        109,995

          TECHNOLOGY - 4.60%
    280   Allied Signal, Inc.                            23,520
    170   Digital Equipment Corporation +                 6,024
    150   General Dynamics Corporation                   11,250
     50   Honeywell, Inc.                                 3,794
    200   International Business Machines Corporation    18,038
     80   Lockheed Martin Corporation                     8,285
    260   Raytheon Company                               13,260
    280   United Technologies Corporation                23,240
                                                        -------
                                                        107,411

          MATERIALS AND PROCESSING - 4.47 %
     80   Akzo Nobel NV (Netherlands)                    10,963
    100   Air Products and Chemicals, Inc.                8,125
    150   Aluminum Company of America                    11,306
    200   Dexter Corporation                              6,400
     40   Dow Chemical Company                            3,485
    230   DuPont (E.I.) DeNemours & Company              14,461
    420   B.F. Goodrich Company                          18,191
    100   Nalco Chemical Company                          3,863



                        See Notes to Financial Statements



                     THE LPT VARIABLE INSURANCE SERIES TRUST
                           MFS TOTAL RETURN PORTFOLIO
                 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
                                  JUNE 30, 1997

                                                 VALUE
    SHARES                                     (NOTE 2)
    ------                                     --------

COMMON STOCKS - (CONTINUED)
          MATERIALS AND PROCESSING (CONTINUED)
     20   Phelps Dodge Corporation             $ 1,704
     70   Rohm & Haas Company                    6,304
    300   Weyerhaeuser Company                  15,600
    100   Witco Corporation                      3,794
                                               -------
                                               104,196

          PRODUCER DURABLES - 4.33%
    480   Browning Ferris Industries, Inc.      15,960
    240   Cooper Industries, Inc.               11,940
    330   Deere & Company                       18,109
    400   General Electric Company              26,150
    130   Tyco International, Ltd.               9,043
    500   Waste Management, Inc.                16,063
     80   York International Corporation         3,680
                                               -------
                                               100,945

          UTILITIES - 3.75%
    100   CMS Energy Corporation                 3,525
    210   Carolina Power & Light Company         7,534
    290   Coastal Corporation                   15,424
    241   Duke Energy Corporation               11,558
     90   Eastern Enterprises                    3,122
    210   FPL Group, Inc.                        9,673
    210   GPU, Inc.                              7,534
    320   Pinnacle West Capital Corporation      9,620
    100   Portland General Corporation           3,969
    100   Texas Utilities Company                3,444
    200   UGI Corporation                        4,425
    175   Williams Companies, Inc.               7,656
                                               -------
                                                87,484

          CONSUMER DISCRETIONARY - 3.53%
    200   Eastman Kodak Company                 15,350
     80   Fortune Brands, Inc.                   2,985
  1,500   Grand Metropolitan (Great Britain)    14,438
     80   May Department Stores Company          3,780
    130   J.C. Penney, Inc.                      6,784



                        See Notes to Financial Statements




                     THE LPT VARIABLE INSURANCE SERIES TRUST
                           MFS TOTAL RETURN PORTFOLIO
                 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
                                  JUNE 30, 1997

                                                       VALUE
   SHARES                                            (NOTE 2)
   ------                                            --------

COMMON STOCKS - (CONTINUED)
          CONSUMER DISCRETIONARY - (CONTINUED)
    410   Rite Aid Corporation                        20,449
    140   Sears Roebuck & Company                      7,525
    130   VF Corporation                              11,017
                                                     -------
                                                      82,328

          CONSUMER STAPLES - 3.15%
    120   Colgate Palmolive Company                    7,830
    100   Dimon, Inc.                                  2,650
     80   Gallaher Group, PLC, ADR +                   1,475
     80   General Mills, Inc.                          5,210
    190   Henkel KGAA (Germany)                       10,785
    100   McCormick & Company, Inc.                    2,525
    250   Pepsico, Inc.                                9,391
    560   Phillip Morris Companies, Inc.              24,850
    240   Rubbermaid, Inc.                             7,140
     40   Stanley Works                                1,600
                                                     -------
                                                      73,456

          COMMUNICATION - 2.93%
    240   BellSouth Corporation                      $11,130
    430   GTE Corporation                             18,866
    160   MCI Communications Corporation               6,125
    155   SBC Communications, Inc.                     9,591
    360   Sprint Corporation                          18,945
    100   Telephone & Data Systems, Inc.               3,794
                                                     -------
                                                      68,451

          AUTOS & TRANSPORTATION - 2.76%
    110   Burlington Northern Santa Fe Corporation     9,886
    230   Dana Corporation                             8,740
    350   Ford Motor Company                          13,212
     40   General Motors Corporation                   2,227
    200   Hertz Corporation +                          7,200
    290   Illinois Central Corporation                10,132
    100   Norfolk Southern Corporation                10,075
    110   Volvo Artiebolaget, ADR                      2,942
                                                     -------
                                                      64,414

                        See Notes to Financial Statements




                     THE LPT VARIABLE INSURANCE SERIES TRUST
                           MFS TOTAL RETURN PORTFOLIO
                 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
                                  JUNE 30, 1997

                                                                     VALUE
     SHARES                                                         (NOTE 2)
     ------                                                         --------

COMMON STOCKS (CONTINUED)
            REAL ESTATE - 0.90%
      300   Boston Properties, Inc. +                              $   8,250
      200   Hospitality Properties Trust                               6,125
      200   TriNet Corporate Realty Trust, Inc.                        6,613
                                                                   ---------
                                                                      20,988

            TOTAL COMMON STOCKS (COST $1,089,110)                  1,319,843
                                                                   ---------

            PREFERRED STOCKS - 1.68%
       50   American Radio Systems Corporation, Non-Voting, 144A       2,825
       60   Case Corporation, Series A, Non-Voting                     9,877
      100   Finova Financial Trust                                     5,750
      140   Host Marriott Financial Trust, 144A                        8,102
       80   Loral Space & Communications, 144A                         3,960
      100   McKesson Financing Trust                                   6,087
       50   Timet Capital Trust, 144A                                 2,650

            TOTAL PREFERRED STOCKS (COST $34,335)                     39,251
                                                                   ---------

PRINCIPAL
AMOUNT
------

                CORPORATE BONDS AND NOTES - 15.49%
   $10,000      Capital One Bank, MTN
                6.97%, due 02/04/2002                                      9,860
     5,000      Chesapeake Energy Corporation,
                7.875, due 03/15/2004                                      4,763
    10,000      Cleveland Electric Illuminating Company, MTN
                9.25%, due 07/29/1999                                     10,437
     5,000      Cleveland Electric Illuminating Company, 1st Mortgage
                9.375%, due 03/01/2017                                     5,214
     5,000      Coastal Corporation, Senior Debenture
                7.42%, due 02/15/2037                                      4,792
     5,000      Commonwealth Edison Company,
                6.40%, due 10/15/2005                                      4,677
     5,000      Commonwealth Edison Company,
                7.625, due 01/15/2007                                      5,013
     5,000      Conseco Finance Trust III,
                8.796%, due 04/01/2027                                     5,170


                        See Notes to Financial Statements



                     THE LPT VARIABLE INSURANCE SERIES TRUST
                           MFS TOTAL RETURN PORTFOLIO
                 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
                                  JUNE 30, 1997

PRINCIPAL                                                                 VALUE
AMOUNT                                                                  (NOTE 2)
------                                                                   -------
          CORPORATE BONDS AND NOTES (CONTINUED)
$25,000   Continental Cablevision, Inc,
          11.00%, due 06/01/2007                                         $28,111
 10,000   Delta Airlines, Inc.,
          8.50%, due 03/15/2002                                           10,557
 15,000   Delta Airlines, Inc.,
          9.75%, due 05/15/2021                                           17,982
  1,000   Diamond Offshore Drilling, Inc., Subordinated Covertible Note,
          3.75%, due 02/15/2007                                            1,145
 10,000   Federal Express Corporation, Pass-thru Certificate,
          7.65%, due 01/15/2014                                           10,168
  5,000   Ford Motor Company,
          7.70%, due 05/15/2097                                            5,039
 10,000   Georgia Pacific Corporation,
          9.50%, due 05/15/2022                                           10,791
 20,000   Harman International Industries, Inc.,
          7.32%, due 07/01/2007                                           20,000
  5,000   Hilton Hotels Corporation,
          7.95%, due 04/15/2007                                            5,123
 10,000   Loewen Group International, Inc.,
          7.50% , due 04/15/2001                                          10,100
 10,000   Long Island Lighting Company,
          7.50%, due 03/01/2007                                            9,959
 15,000   Long Island Lighting Company,
          9.00%, due 11/01/2022                                           16,425
 15,000   MBNA Capital 1, Capital Securities, Series A,
          8.278%, due 12/01/2026                                          14,514
  3,418   Midland Funding Corporation, Senior Secured Lease Bond,
          Series A, 10.33%, due 07/23/2022                                 3,657
  5,000   NWCG Holdings Corporation,
          Discount Note, due 06/15/1999                                    4,396
  5,000   Niagara Mohawk Power Corporation,
          6.875%, due 04/01/2003                                           4,806
  3,000   Norfolk Southern Corporation,
          7.80%, due 05/15/2027                                            3,081
  5,000   Norfolk Southern Corporation,
          7.05%, due 05/01/2037                                            5,075




                        See Notes to Financial Statements


                     THE LPT VARIABLE INSURANCE SERIES TRUST
                           MFS TOTAL RETURN PORTFOLIO
                 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
                                  JUNE 30, 1997

PRINCIPAL                                                                            VALUE
AMOUNT                                                                               (NOTE 2)
------                                                                               --------
CORPORATE BONDS AND NOTES (CONTINUED)

 $10,000        North Atlantic Energy Corporation, 1st Mortgage Bond,
                9.05%, due 06/01/2002                                                 $10,117
  10,000        Oryx Energy Company,
                10.00%, due 04/01/2001                                                 10,908
  10,000        Paramount Communications, Inc.,
                7.50%, due 01/15/2002                                                  10,018
   5,000        Southern Company Capital Trust, Capital Securities, 144A
                8.19%, due 02/01/2037                                                   5,063
   5,000        TCI Communications Financing III, Capital Securities,
                9.65%, due 03/31/2027                                                   5,285
  20,000        Tele Communications, Inc., MTN,
                7.385%, due 08/27/2001                                                 20,063
  20,000        Tennessee Gas Pipeline Company, Debenture,
                7.625%, due 04/01/2037                                                 19,788
   5,000        360 Communications Company,
                7.60%, due 04/01/2009                                                   5,000
  25,000        Time Warner Pass-thru Asset Trust,
                6.10%, due 12/30/2001                                                  23,947
   5,000        Transocean Offshore, Inc., Debenture,
                8.00%, due 04/15/2027                                                   5,168
   5,000        Waterford 3 Funding Corporation, Secured Lease Collateral,
                8.09%, due 01/02/2017                                                   5,000
  10,000        Washington Mutual Capital I, Subordinated Capital Income
                Securities, 8.375%, due 06/01/2027                                     10,161
                                                                                       ------
                TOTAL CORPORATE BONDS AND NOTES (COST $357,924)                       361,373
                                                                                      -------


TREASURY OBLIGATIONS - 8.30%
U.S. TREASURY NOTES - 7.89%

174,000   6.375%, due 08/15/2002                    173,946
  5,000   7.25%, due 05/15/2004                       5,212
  5,000   6.25%, due 02/15/2007                       4,892
                                                    -------
                                                    184,050

U.S. TREASURY BOND - 0.41%
 10,000   6.50%, due 11/15/2026                       9,591
                                                    -------
TOTAL TREASURY OBLIGATIONS (COST $192,674)          193,641
                                                    -------




                        See Notes to Financial Statements



                     THE LPT VARIABLE INSURANCE SERIES TRUST
                           MFS TOTAL RETURN PORTFOLIO
                 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
                                  JUNE 30, 1997

PRINCIPAL                                                                            VALUE
AMOUNT                                                                               (NOTE 2)
------                                                                               --------

                GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) - 3.80%
 $46,242        Pool #780435, 8.00%, due 06/15/2017                                  $48,019
  10,000        REMIC, 8.00%, due 06/20/2025                                          10,291
  29,242        Pool #436491, 8.50%, due 09/15/2026                                   30,384
                                                                                      ------
                TOTAL GNMA (COST $88,836)                                             88,694

                EUROBONDS - 3.26%
   10,000       Banco Commercial SA, (Spain)
                8.25%, due 02/05/2007                                                 10,054
    8,000       Deutsche Fianance NV, (Netherlands), 144A
                0.00%, due 02/17/2017                                                  3,680
    5,000       Empresa Nacional De Electric, (Chile),
                7.325%, due 02/01/2037                                                 5,014
   10,000       Hidroelectrica Arcura, (Argentina), 144A,
                8.375%, due 03/15/1999                                                10,125
   10,000       Indah Kiat Fin Mautitius, Ltd., (Indonesia), 144A,
                10.00%, due 07/01/2007                                                 9,953
   20,000       Korea Development Bank, (South Korea),
                6.75%, due 12/01/2005                                                 19,379
   11,000       PT Polysindo Eka Perkasa, (Indonesia),
                13.00%, due 06/15/2001                                                12,471
    5,000       United Mexican States, (Mexico),
                9.875%, due 01/15/2007                                                 5,275
                                                                                       -----
                TOTAL EUROBONDS (COST $74,998)                                        75,951
                                                                                      ------


                SHORT-TERM OBLIGATION - 8.57%
200,000         Federal Home Loan Bank,
                5.40%, due 07/01/1997+ (Cost $200,000)                 200,000
                                                                       -------

TOTAL INVESTMENTS (COST $2,037,877*)                         97.67%                  2,278,753
OTHER ASSETS AND LIABILITIES                                  2.33                      54,287
                                                           --------                     ------
NET ASSETS                                                   100.0%                  $2,333,040
                                                             ======                  ==========

* Aggregate cost for Federal tax purposes is $2,037,906 (Note 4)
+  Non-income producing security
+  Rate represents annualized yield at date of purchase

144A after the name of a security represents those securities exempt under registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities amounted to $46,358 or 1.99% of net assets.

                        See Notes to Financial Statements




                     THE LPT VARIABLE INSURANCE SERIES TRUST
                           MFS TOTAL RETURN PORTFOLIO
                 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
                                  JUNE 30, 1997

         ---------------------------------------------------------------
                                GLOSSARY OF TERMS

                         ADR American Depository Receipt
                              MTN Medium Term Note

                  REMIC Real Estate Mortgage Investment Conduit

         ---------------------------------------------------------------






                        See Notes to Financial Statements



                     THE LPT VARIABLE INSURANCE SERIES TRUST
                       SALOMON U.S. QUALITY BOND PORTFOLIO
                       SCHEDULE OF INVESTMENTS (UNAUDITED)
                                  JUNE 30, 1997

PRINCIPAL                                                                  VALUE
AMOUNT                                                                    NOTE 2)
------                                                                    -------
           U.S. GOVERNMENT AGENCY OBLIGATIONS - 81.81%
           FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) - 44.44%
$550,000   7.00%, 30 Year (A)                                             $538,824
 125,000   7.00%, 30 Year (A)                                              125,273
   3,896   Pool #100090, 14.50%, due 11/01/2014                              4,928
   7,390   Pool #303791, 12.50%, due 08/01/2015                              8,537
  10,754   Pool #100089, 13.00%, due 11/01/2015                             12,730
   8,126   Pool #303792, 11.50%, due 09/01/2019                              9,147
                                                                          --------
           TOTAL FNMA (COST $700,904)                                      699,439
           GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) - 18.71%

 300,000   7.00%, 30 Year (A) (Cost $291,094)                              294,468
                                                                           -------
           STUDENT LOAN MARKETING ASSOCIATION (SLMA) - 8.13%
 125,000   7.20%, due 11/09/2000 (Cost $128,217)                           127,910
                                                                           -------
           FEDERAL HOME LOAN BANK (FHLB) - 7.83%
 125,000   5.89%, due 07/24/2000 (Cost $124,154)                           123,320
                                                                           -------
           FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMCB) - 2.70%
 37,824    11.75%, due 08/01/2014 (Cost $42,087)                            42,428
                                                                            ------
           TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
           (COST $1,286,456)                                             1,287,565
                                                                         ---------

                U.S. TREASURY BOND  - 9.32%
  150,000       6.625%, due 02/15/2027 (Cost $144,835)                         146,766
                                                                               -------
                CORPORATE BONDS AND NOTES - 1.88%
  25,000        Occidental Petroleum, 9.25%
                Due 08/01/2001 (Cost $29,212)                                   29,586

                SHORT TERM OBLIGATIONS - 67.38%
                DISCOUNT NOTES - 47.56%
  250,000       Federal Farm Credit Bank, 5.38%, due 07/01/1997+               250,000
  250,000       Federal Farm Credit Bank, 5.40%, due 07/11,1997+               249,625
  250,000       Student Loan Marketing Association, 5.38%, due 07/31/1997+     248,879
                                                                               -------
                TOTAL DISCOUNT NOTES (COST $748,504)                           748,504

                REPURCHASE AGREEMENTS - 19.82%
  156,000       Repurchase Agreement with J.P. Morgan & Company, Inc.,
                dated 06/30/97 at 5.95%, due 07/01/97, maturity value
                $156,026 (collateralized by U.S. Treasury Note, 7.50%,
                due 02/15/99, par value $149,000; market value $160,361)        156,000



                        See Notes to Financial Statements



                     THE LPT VARIABLE INSURANCE SERIES TRUST
                       SALOMON U.S. QUALITY BOND PORTFOLIO
                 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
                                  JUNE 30, 1997

PRINCIPAL                                                                                  VALUE
AMOUNT                                                                                   (NOTE 2)
------                                                                                   --------
SHORT TERM OBLIGATIONS (CONTINUED)

$156,000        Repurchase Agreement with State Street Bank & Trust
                Company, dated 06/30/97 at 5.90%, due 07/01/97,
                maturity value $156,026 (collateralized by U.S
                Treasury Note, 7.50%, due 11/15/16, par value $150,000;
                market value $162,351)                                                   $156,000
                                                                                         --------
                TOTAL REPURCHASE AGREEMENTS (COST $312,000)                               312,000
                                                                                          -------
                TOTAL SHORT TERM OBLIGATIONS (COST $1,060,504)                          1,060,504
                                                                                        ---------
TOTAL INVESTMENTS (COST $2,521,007*)                                     160.39%        2,524,421
OTHER ASSETS AND LIABILITIES (NET)                                       (60.39)         (950,449)
                                                                         -------        ----------
NET ASSETS                                                               100.00%        $1,573,972
                                                                         =======        ==========

*     Aggregate cost for Federal tax purposes (Note 4)
+     Rate represents annualized yield at time of purchase

(A)  Dollar Roll (Note 2)

                     See Notes to Financial Statements


                     THE LPT VARIABLE INSURANCE SERIES TRUST
                         SALOMON MONEY MARKET PORTFOLIO
                       SCHEDULE OF INVESTMENTS (UNAUDITED)
                                  JUNE 30, 1997

PRINCIPAL                                                                   VALUE
AMOUNT                                                                    (NOTE 2)
------                                                                    --------
            U.S. GOVERNMENT AGENCY OBLIGATIONS - 86.06%
            FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) - 20.68%
$ 250,000   5.42%, due 07/07/1997+                                      $  249,774
  200,000   5.44%, due 07/10/1997+                                         199,728
                                                                           -------
            TOTAL FNMA (COST $449,502)                                     449,502
                                                                           -------
            FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) - 19.48%
  100,000   5.43%, due 07/07/1997+                                          99,909
  150,000   5.42%, due 07/11/1997+                                         149,774
  175,000   5.54%, due 08/15/1997+                                         173,788
                                                                           -------
            TOTAL FHLMC (COST $423,471)                                    423,471
                                                                           -------
            FEDERAL HOME LOAN BANK (FHLB) - 17.24%
  100,000   5.48%, due 07/03/1997+                                           99,970
  275,000   5.43%, due 07/10/1997+                                          274,627
                                                                            -------
            TOTAL FHLB (COST $374,597)                                      374,597

            FEDERAL FARM CREDIT BANK (FFCB) - 14.92%
  200,000   5.40%, due 07/14/1997+                                          199,610
  125,000   5.41%, due 07/23/1997+                                          124,587
                                                                            -------
            TOTAL FFCB (COST $324,197)                                      324,197
                                                                            -------
            STUDENT LOAN MARKETING ASSOCIATION (SLMA) - 13.74%
  300,000   5.38%, due 07/31/1997+ (Cost $298,655)                          298,655
                                                                            -------
            TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
            (COST $1,870,422)                                             1,870,422
                                                                          ---------

            COMMERCIAL PAPER - 2.30%
   50,000   Ford Motor Credit Company, 5.60%
            Due 07/02/1997+ (Cost $49,992)                                   49,992
                                                                             ------



                           See Notes to Financial Statements



                     THE LPT VARIABLE INSURANCE SERIES TRUST
                         SALOMON MONEY MARKET PORTFOLIO
                 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
                                  JUNE 30, 1997

PRINCIPAL                                                                        VALUE
AMOUNT                                                                          (NOTE 2)
------                                                                          --------
                   REPURCHASE AGREEMENTS - 9.75%
$106,000           Repurchase Agreement with J.P. Morgan & Company, Inc.,
                   dated 06/30/97 at 5.95%, due 07/01/97, maturity value
                   $106,018 (collateralized by U.S. Treasury Note, 8.875%,
                   due 02/15/99, par value $101,000; market value $108,701)     $106,000

 106,000           Repurchase Agreement with State Street
                   Bank and Trust Company, dated 06/30/97 at
                   5.90%, due 07/01/97, maturity value $106,017
                   (collateralized by U.S. Treasury Note,
                   7.50%, due 11/15/16, par value $100,000;
                   market value $108,234)                                        106,000
                                                                                 -------
                   TOTAL REPURCHASE AGREEMENTS (COST $212,000)                   212,000
                                                                                 -------

TOTAL INVESTMENTS (COST $2,132,414*)                         98.11%                    2,132,414
OTHER ASSETS AND LIABILITIES (NET)                            1.89                        41,010
                                                              ----                     ---------
NET ASSETS                                                  100.00%                   $2,173,424
                                                            =======                   ==========

* Aggregate cost for Federal tax purposes (Note 4)
+ Rate represents annualized yield at date of purchase

                        See Notes to Financial Statements



                     THE LPT VARIABLE INSURANCE SERIES TRUST
                      STRONG INTERNATIONAL STOCK PORTFOLIO
                       SCHEDULE OF INVESTMENTS (UNAUDITED)
                                  JUNE 30, 1997

                                                                      VALUE
SHARES                                                                (NOTE 2)
------                                                                --------

COMMON STOCKS - 83.86%
         JAPAN - 13.81%
   2,000 Bank of Tokyo - Mitsubushi                                  $40,133
   3,000 Chubu Steel Plate Company, Ltd.                              13,872
   2,000 Miyota Company                                               26,697
       4 Nippon Telegraph & Telephone Corporation                     38,388
   2,000 Sanwa Bank, Ltd.                                             29,663
   2,000 Shiseido Company                                             32,978
   3,000 Tokio Marine & Fire Insurance                                39,260
                                                                     -------
                                                                     220,991
                                                                     -------
         UNITED STATES - 12.41%
   1,523 Ashanti Goldfields, Ltd., GDR (Ghana)                        17,800
     700 Compania De Minas Buenaventura, ADR (Peru)                   13,781
   1,300 Electric De Portugal, ADR (Portugal) +                       46,800
   1,900 Industrie Natuzzi SPA, ADR (Italy)                           48,688
   6,000 Hong Kong Land Holdings, Ltd., ADR (Hong Kong)               15,960
   3,000 Quinenco SA, ADR (Chile) +                                   55,500
                                                                     -------
                                                                     198,529
         NEW ZEALAND - 11.22%
  10,000 Air New Zealand, Ltd.                                        30,566
 108,111 Guinness Peat Group, PLC                                     66,825
 121,000 Shortland Property, Ltd.                                     82,189
                                                                     -------
                                                                     179,580
                                                                     -------

         AUSTRALIA - 9.85%
   3,000 Coca Cola Amatil, Ltd.                                       38,997
  37,252 Normandy Mining, Ltd.                                        41,948
   5,000 Publishing & Broadcasting, Ltd.                              28,832
   7,568 WMC, Ltd.                                                    47,758
                                                                     -------
                                                                     157,535
                                                                     -------
         HONG KONG - 7.25%
 84,984  CDL Hotels International, Ltd.                               34,554
 13,000  Peregrine Investment Holdings, Ltd.                          26,764
  3,000  Shanghai Industrial Holdings, Ltd.                           18,665
  4,000  Swire Pacific, Ltd.                                          36,013
                                                                     -------
                                                                     115,996
                                                                     -------
                        See Notes to Financial Statements




                     THE LPT VARIABLE INSURANCE SERIES TRUST
                      STRONG INTERNATIONAL STOCK PORTFOLIO
                 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
                                  JUNE 30, 1997

                                                                     VALUE
SHARES                                                              (NOTE 2)
------                                                              --------

COMMON STOCKS - (CONTINUED)
         ITALY - 6.40%
 14,000  Banca Commerciale Italiana                                 $28,996
   2,100 Brembo SPA                                                  22,488
   3,000 ENI SPA                                                     16,986
  20,000 Holding Di Partecipazioni                                    9,591
   4,000 Simint, SPA +                                               24,359
                                                                     ------
                                                                    102,420
                                                                    -------
         SINGAPORE - 3.64%
  3,000  Cycle & Carriage, Ltd.                                      31,055
 16,000  Hotel Properties, Ltd.                                      27,195
                                                                     -------
                                                                     58,250
                                                                     -------
         UNITED KINGDOM - 3.51%
  5,152  Inhcape, PLC                                                24,280
  9,200  Lucasvarity, PLC                                            31,867
                                                                     -------
                                                                     56,147
                                                                     -------
         SWITZERLAND - 3.49%
    100  Movenpick Holdings AG                                       30,171
     45  SMH AG Neuenburg                                            25,705
                                                                     -------
                                                                     55,876
                                                                     -------
         BELGIUM - 3.02%
    450  Credit Communal Holding Dexia                               48,339
                                                                     ------

         AUSTRIA - 2.12%
    350  Wolford AG                                                  33,963
                                                                     -------
         INDONESIA - 2.03%
 51,000  Bank Negara Indonesia                                       32,504
                                                                     ------

         PERU - 2.01%
 30,930  Union de Cervecerias Peruanas Backus Y Johnston S.A.        32,184
                                                                     ------

         PHILIPPINES - 1.90%
200,000  Empire East Land Holdings, Inc.                             30,331
                                                                     ------

         MALAYSIA - 1.20%
  7,000  Malaysian Resource Corporation                              19,275
                                                                     ------
TOTAL COMMON STOCKS (COST $1,264,740)                             1,341,920
                                                                  ---------


                        See Notes to Financial Statements




                     THE LPT VARIABLE INSURANCE SERIES TRUST
                      STRONG INTERNATIONAL STOCK PORTFOLIO
                 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
                                  JUNE 30, 1997

SHARES                                                               VALUE
                                                                    (NOTE 2)
                                                                    --------

PREFERRED STOCK - 4.97%
  20,179 News Corporation (Australia), (Cost $82,862)               $79,606
                                                                     ------

WARRANTS - 1.68%
   4,300 Nikkei 225 Index (United States), Expire 08/15/97 +         25,800
   2,600 Peregrine Investment Holdings, Ltd. (Hong Kong),
         expires 05/15/1998 +                                         1,141
                                                                     ------
         TOTAL WARRANTS (COST $15,816)                               26,941
                                                                     ------

PRINCIPAL
AMOUNT
------

SHORT TERM OBILGATIONS - 24.79%
         U.S. TREASURY BILL - 12.35%
$200,000 4.98%, due 09/25/1997+ (Cost $197,621)                     197,621
                                                                    -------

         REPURCHASE AGREEMENT - 12.44%
 199,000 Repurchase Agreement with State Street
          Bank & Trust Company, dated 06/30/97  at
          5.00%, due 07/01/97, maturity value $199,028
          (collateralized  by U.S.  Treasury Note,  6.25%
          due 07/31/98,  par value $200,000;
          market value $206,400) (Cost $199,000)                    199,000
     TOTAL SHORT TERM OBLIGATIONS (COST $396,621)                   396,621

TOTAL INVESTMENTS (COST $1,760,039*).................      115.30%     1,845,088
OTHER ASSETS AND LIABILITIES (NET)...................      (15.30)     (244,894)
                                                           -------    ----------
NET ASSETS...........................................      100.00%    $1,600,194
                                                           =======    ==========

* Aggregate cost for Federal tax purposes (Note 4)
+ Non-income producing security
+ Rate represents annualized yield at rate of purchase

         ---------------------------------------------------------------
                                GLOSSARY OF TERMS

                         ADR American Depository Receipt
                          GDR Global Depository Receipt

         ---------------------------------------------------------------


                        See Notes to Financial Statements




                    THE LPT VARIABLE INSURANCE SERIES TRUST
                      STRONG INTERNATIONAL STOCK PORTFOLIO
                 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
                                  JUNE 30, 1997

As of June 30, 1997, sector diversification of the Portfolio was as follows:

                                                                    % OF            VALUE
           SECTOR DIVERSIFICATION                                NET ASSETS       (NOTE 2)
           ----------------------                                ----------       --------

COMMON STOCKS:
Financial Services                                                  25.19%        $403,011
Consumer Cyclical                                                   19.57          313,167
Materials and Processing                                             9.19          147,081
Consumer Staple                                                      7.68          122,825
Producer Durables                                                    6.58          105,294
Conglomerates                                                        5.69           91,105
Technology                                                           4.07           65,085
Utility                                                              2.92           46,800
Transportation                                                       1.91           30,566
Energy                                                               1.06           16,986
TOTAL COMMON STOCKS                                                 83.86        1,341,920
PREFERRED STOCKS                                                     4.97           79,606
WARRANTS                                                             1.68           26,941
SHORT TERM OBLIGATIONS                                              24.79          396,621
TOTAL INVESTMENTS                                                  115.30        1,845,088
OTHER ASSETS AND LIABILITIES (NET)                                 (15.30)        (244,894)
NET ASSETS                                                          100.0%       $1,600,194



                        See Notes to Financial Statements




                     THE LPT VARIABLE INSURANCE SERIES TRUST
                             STRONG GROWTH PORTFOLIO
                       SCHEDULE OF INVESTMENTS (UNAUDITED)
                                  JUNE 30, 1997

                                                                     VALUE
SHARES                                                              (NOTE 2)
------                                                              --------

COMMON STOCKS - 93.48%
         TECHNOLOGY - 21.83%
   400   Altera Corporation +                                        $20,200
   800   Boston Technology, Inc. +                                    23,650
   200   CBT Group Publishing, Ltd., ADR +                            12,625
   500   Cisco Systems, Inc. +                                        33,563
   500   Compuware Corporation  +                                     23,875
 1,200   Danka Business System, ADR                                   49,050
   200   Dell Computer Corporation +                                  23,488
   500   Fiserv, Inc.+                                                22,312
   200   HBO & Company                                                13,775
   200   Intel Corporation                                            28,363
   200   KLA-Tencor Corporation  +                                     9,750
   500   McAfee Associates, Inc. +                                    31,562
   250   Microsoft Corporation  +                                     31,594
   200   Motorola, Inc                                                15,200
   300   Oracle Systems Corporation  +                                15,112
   200   Perkin-Elmer Corporation                                     15,913
   700   Sykes Enterprises, Inc +                                     18,200
   800   Tellabs, Inc. +                                              44,700
   400   Teradyne, Inc. +                                             15,700
   200   Uniphase Corporation  +                                      11,650
   200   Veritas Software Company +                                   10,050
   500   Xerox Corporation                                            39,437
                                                                      ------
                                                                     509,769
                                                                     -------
         CONSUMER DISCRETIONARY - 17.45%
   200   Carnival Corporation                                          8,250
   300   Coca Cola Company                                            20,250
   400   Coca Cola Enterprises, Inc.                                   9,200
   375   Consolidated Stores Corporation +                            13,031
   500   Corning, Inc.                                                27,813
   300   Dayton Hudson Corporation                                    15,956
   400   Dollar General Corporation                                   15,000
   300   Dollar Tree Stores, Inc. +                                   15,113
   200   Fastenal Company                                              9,800
   200   Gillette Company                                             18,950
   400   Home Depot, Inc.                                             27,575



                        See Notes to Financial Statements



                     THE LPT VARIABLE INSURANCE SERIES TRUST
                             STRONG GROWTH PORTFOLIO
                 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
                                  JUNE 30, 1997

                                                                       VALUE
SHARES                                                                (NOTE 2)
------                                                                --------

COMMON STOCKS - (CONTINUED)

         CONSUMER DISCRETIONARY - (CONTINUED)
   200   Jones Apparel Group, Inc. +                                   $9,550
   500   Kohl's Corporation +                                          26,469
   450   Midwest Express Holdings, Inc. +                              12,319
   500   Peoplesoft, Inc. +                                            26,375
   600   Pepsico, Inc.                                                 22,537
   100   Procter & Gamble Company                                      14,125
   300   Service Corporation International                              9,863
   400   Shopko Stores, Inc.                                           10,200
   600   Staples, Inc. +                                               13,950
   300   Starbucks Corporation +                                       11,681
   600   Wal-Mart Stores, Inc.                                         20,288
   300   Walgreen Company                                              16,087
   450   Wolverine World Wide, Inc.                                    13,669
   600   Wyndham Hotel Corporation  +                                  19,575
                                                                       ------
                                                                      407,626
                                                                      -------

         DRUGS & HEALTH CARE - 16.13%
   300   Abbott Labs                                                   20,025
   300   American Home Products Corporation                            22,950
   300   Amerisource Health Corporation, Class A +                     14,963
   300   Elan PLC, ADR  +                                              13,575
   100   Guidant Corporation                                            8,500
 1,000   HEALTHSOUTH Corporation +                                     24,938
   200   Johnson & Johnson                                             12,875
   400   Eli Lilly & Company                                           43,725
   400   McKesson Corporation (New)                                    31,000
   700   Medical Resources, Inc. +                                     11,550
   400   Medtronic, Inc.                                               32,400
   200   Oxford Health Plans, Inc. +                                   14,350
   500   Parexel International Corporation +                           15,875
   400   Pfizer, Inc.                                                  47,800
   500   Warner Lambert Company                                        62,125
                                                                       ------
                                                                      376,651
                                                                      -------

         FINANCIAL SERVICES - 12.63%
   300   American Express Company                                      22,350
   100   Citicorp                                                      12,056
   600   Conseco, Inc.                                                 22,200



                        See Notes to Financial Statements



                     THE LPT VARIABLE INSURANCE SERIES TRUST
                             STRONG GROWTH PORTFOLIO
                 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
                                  JUNE 30, 1997

                                                                       VALUE
SHARES                                                                (NOTE 2)
------                                                                --------

COMMON STOCKS - (CONTINUED)
         FINANCIAL SERVICES - (CONTINUED)
   200   First Bank Systems, Inc.                                     $17,075
   600   FirstPlus Financial Group, Inc. +                             20,400
   400   Franklin Resources, Inc.                                      29,025
   600   Hartford Life, Inc.                                           22,500
   400   MGIC Investment Corporation                                   19,175
   200   Nationwide Financial Services, Inc.                            5,312
   400   Northern Trust Corporation                                    19,350
   300   Norwest Corporation                                           16,875
   300   Charles Schwab Corporation                                    12,206
   400   Travelers Group, Inc.                                         25,225
   500   Washington Mutual, Inc.                                       29,875
   800   Western National Corporation                                  21,450
                                                                       ------
                                                                      295,074
                                                                      -------
         MATERIALS AND EQUIPMENT - 5.02%
   300   Applied Materials, Inc. +                                     21,244
   600   EVI, Inc. +                                                   25,200
   300   Fort Howard Corporation  +                                    15,187
   400   Illinois Tool Works, Inc.                                     19,975
   200   Monsanto Company                                               8,613
   800   Newpark Resources, Inc. +                                     27,000
                                                                       ------
                                                                      117,219
                                                                      -------
         BUSINESS SERVICES - 4.60%
   400   Accustaff, Inc. +                                              9,475
   400   Billing Info Concepts Corporation  +                          13,950
   600   Knoll, Inc. +                                                 14,250
   700   Mail-Well, Inc. +                                             19,950
   200   National Data Corporation                                      8,662
   300   Nokia Corporation, ADR                                        22,125
   500   Outdoor Systems, Inc. +                                       19,125
                                                                       ------
                                                                      107,537
                                                                      -------
         ENERGY - 3.85%
 2,500   Gulf Canada Resources, Ltd. +                                 20,781
   300   Santa Fe International Corporation  +                         10,200
   200   Schlumberger, Ltd.                                            25,000
   200   Smith International, Inc. +                                   12,150
   700   Sun, Inc.                                                     21,700
                                                                       ------
                                                                       89,831
                                                                       ------


                        See Notes to Financial Statements




                     THE LPT VARIABLE INSURANCE SERIES TRUST
                             STRONG GROWTH PORTFOLIO
                 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
                                  JUNE 30, 1997

                                                                       VALUE
SHARES                                                                (NOTE 2)
------                                                                --------
COMMON STOCK - (CONTINUED)

         COMMUNICATIONS - 2.76%
   600   Cincinnati Bell, Inc.                                        $18,900
   300   Clear Channel Communications, Inc. +                          18,450
   200   Lucent Technologies, Inc.                                     14,412
   400   Worldcom, Inc. +                                              12,800
                                                                       ------
                                                                       64,562
                                                                       ------
         PRODUCT DURABLES - 2.41%
   400   General Electric Company                                      26,150
   800   Sunbeam Corporation (New)                                     30,200
                                                                       ------
                                                                       56,350
                                                                       ------
         UTILITIES - 1.94%
   600   Cooper Cameron Corporation +                                  28,050
   300   Falcon Drilling Company, Inc. +                               17,287
                                                                       ------
                                                                       45,337
                                                                       ------
         OTHER - 1.82%
   400   Corrections Corporation of America  +                         15,900
   400   Textron, Inc.                                                 26,550
                                                                       ------
                                                                       42,450
                                                                       ------
         ELECTRIcAL EQUIPMENT - 1.54%
   300   ASM Lithography Holding NV +                                  17,550
   500   Kent Electronics Corporation  +                               18,344
                                                                       ------
                                                                       35,894
                                                                       ------
         CONSUMER STAPLES - 0.95%
   500   Philip Morris Companies, Inc.                                 22,188
                                                                       ------

         REAL ESTATE - 0.55%
   300   Starwood Lodging Trust                                        12,806
                                                                       ------
         TOTAL COMMON STOCKS (COST $1,847,158)                      2,183,294
                                                                    ---------

PRINCIPAL
AMOUNT
------

REPURCHASE AGREEMENT - 8.61%

$201,000    Repurchase Agreement with State Street
            Bank and Trust Company, dated 06/30/97 at
            5.00%, due 07/01/97, maturity value $201,028
            (collateralized by U.S. Treasury Note, 6.25%, due 07/31/98, par value $200,000;market value $206,040)
            (Cost $201,000)                                           201,000


                        See Notes to Financial Statements



                     THE LPT VARIABLE INSURANCE SERIES TRUST
                             STRONG GROWTH PORTFOLIO
                 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
                                  JUNE 30, 1997

                                                                                     VALUE
                                                                                    (NOTE 2)

TOTAL INVESTMENTS (COST $2,048,158*).................      102.09%                  $2,384,294
OTHER ASSETS AND LIABILITIES (NET)...................       (2.09)                     (48,735)
                                                           -------                  -----------
NET ASSETS...........................................      100.00%                  $2,335,559
                                                           =======                  ==========

*  Aggregate cost for Federal tax purposes is $2,057,899 (Note 4)
+  Non-income producing security

         ---------------------------------------------------------------
                                GLOSSARY OF TERMS

                         ADR American Depository Receipt

         ---------------------------------------------------------------






                        See Notes to Financial Statements




                     THE LPT VARIABLE INSURANCE SERIES TRUST
                 ROBERTSON STEPHENS DIVERSIFIED GROWTH PORTFOLIO
                       SCHEDULE OF INVESTMENTS (UNAUDITED)
                                  JUNE 30, 1997

                                                                       VALUE
SHARES                                                                (NOTE 2)
------                                                                --------

COMMON STOCKS - 87.41%

         TECHNOLOGY - 24.94%
   600   ADC Telecommunications, Inc. +                               $20,025
 1,000   Aware, Inc. +                                                 14,750
   750   Ciena Corporation   +                                         35,344
 1,000   Data General Corporation  +                                   26,000
 3,000   Discreet Logic, Inc. +                                        49,500
   300   Edify Software, Inc. +                                         4,425
 2,500   Input/Output, Inc. +                                          45,312
   800   Intelligroup, Inc. +                                           7,700
 1,000   Iomega Corporation  +                                         19,875
   600   LSI Logic Corporation   +                                     19,200
 1,000   Network Computing Devices, Inc. +                             11,625
 1,500   Pure Atria Corporation  +                                     21,188
 2,000   Scientific Atlanta, Inc.                                      43,750
   500   3Com Corporation  +                                           22,500
 1,000   Transaction Systems Architects, Inc. +                        34,500
 1,500   Unicomp, Inc. +                                               10,500
                                                                       ------
                                                                      386,194
                                                                      -------

         DRUGS & HEALTH CARE - 13.75%
 1,000   ABR Information Services, Inc. +                              29,000
 1,000   American Oncology Resources, Inc. +                           16,875
 1,500   Cardiothoracic Systems, Inc. +                                21,000
   500   Crompton & Knowles Corporation                                11,125
   750   Intercardia, Inc. +                                           17,250
 1,000   Matritech, Inc. +                                              6,938
 1,400   Medical Resources, Inc.  +                                    23,100
 1,600   Molecular Devices Corporation  +                              28,000
 1,000   Novoste Corporation  +                                        16,375
   300   Quintiles Transnational Corporation +                         20,887
   600   Spine Tech, Inc.  +                                           22,275
                                                                       ------
                                                                      212,825
                                                                      -------
         FINANCIAL SERVICES - 10.45%
   750   BB&T Corporation                                              33,750
 1,250   Bank Plus Corporation  +                                      13,594
   600   Cape Cod Bank & Trust Company                                 17,100
   800   Commercial Federal Corporation                                29,700




                        See Notes to Financial Statements



                     THE LPT VARIABLE INSURANCE SERIES TRUST
                 ROBERTSON STEPHENS DIVERSIFIED GROWTH PORTFOLIO
                 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
                                  JUNE 30, 1997

                                                                        VALUE
SHARES                                                                 (NOTE 2)
------                                                                 --------

COMMON STOCKS - (CONTINUED)

         FINANCIAL SERVICES - (CONTINUED)
    500  Hartford Life, Inc.                                           $18,750
  1,000  ML Bancorp, Inc.                                               19,375
    750  Resource Bancshares Mortgage Group, Inc.                       14,812
    300  TCF Financial Corporation                                      14,812
                                                                        ------
                                                                       161,893
                                                                       -------
         ENERGY - 10.40%
    800  Global Industries, Inc. +                                     18,688
  1,750  Nabors Industries, Inc. +                                     43,750
  1,000  Noble Drilling Corporation  +                                 22,563
  1,700  Santa Fe International Corporation  +                         57,800
    300  Smith International, Inc. +                                   18,225
                                                                       ------
                                                                      161,026
                                                                      -------
         CONSUMER DISCRETIONARY - 9.04%
   500   CKE Restaurants, Inc.                                         15,813
 1,000   Global Directmail Corporation  +                              26,063
   900   Nautica Enterprises, Inc. +                                   23,794
   500   Nordstrom, Inc.                                               24,531
 2,250   Vans, Inc.  +                                                 34,031
   500   Wet Seal, Inc. +                                              15,781
                                                                       ------
                                                                      140,013
                                                                      -------
         TRANSPORTATION - 3.72%
 1,200   Consolidated Freightways Corporation  +                       19,650
 1,000   Motivepower Industries, Inc. +                                16,000
   500   Tidewater, Inc                                                22,000
                                                                       ------
                                                                       57,650
                                                                       ------

         ELECTRICAL EQUIPMENT - 3.40%
   750   Fisher Scientific International, Inc.                         35,625
   600   Littelfuse, Inc. +                                            16,950
                                                                       ------
                                                                       52,575
                                                                       ------
         BUSINESS SERVICES - 3.18%
   800   CKS Group, Inc. +                                             27,000
   500   Manpower, Inc.                                                22,250
                                                                       ------
                                                                       49,250
                                                                       ------
         MATERIALS AND EQUIPMENT - 2.16%
 1,000   Cooper Tire & Rubber Company                                  22,000
 1,500   Gaylord Container Corporation  +                              11,531
                                                                       ------
                                                                       33,531
                                                                       ------

                        See Notes to Financial Statements



                     THE LPT VARIABLE INSURANCE SERIES TRUST
                 ROBERTSON STEPHENS DIVERSIFIED GROWTH PORTFOLIO
                 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
                                  JUNE 30, 1997

                                                                    VALUE
SHARES                                                             (NOTE 2)
------                                                             --------

COMMON STOCKS - (CONTINUED)

         PRODUCT DURABLE - 1.83%
   750   Sunbeam Corporation (New)                                    $28,313

         COMMUNICATIONS - 1.82%
 2,000   IWL Communications, Inc. +                                    10,750
   400   PairGain Technologies, Inc. +                                  6,200
   750   Tele-Communications, Inc. (New)  +                            11,156
                                                                       ------
                                                                       28,106
                                                                       ------
         REAL ESTATE - 1.32%
   800   Walden Residential Properties, Inc.                           20,500
                                                                       ------
         HOUSING - 0.76%
   700   Walter Industries, Inc. +                                     11,725
                                                                       ------
         MISCELLANEOUS - 0.64%
   700   Childrens Comprehensive Services, Inc. +                       9,887
                                                                        -----
         TOTAL COMMON STOCKS (COST $1,174,077)                      1,353,488
                                                                    ---------


PRINCIPAL
AMOUNT
------

REPURCHASE AGREEMENT - 11.17%

$173,000        Repurchase Agreement with State Street
                Bank and Trust Company, dated 06/30/97 at
                5.00%, due 07/01/97, maturity value $173,024
                (collateralized by U.S. Treasury Note,
                6.25%, due 07/31/98, par value $175,000;
                market value $180,285)  (Cost $173,000)               173,000
                                                                      -------

TOTAL INVESTMENTS (COST $1,347,077*).................       98.58%     1,526,488
OTHER ASSETS AND LIABILITIES (NET)...................        1.42         21,908
                                                             ----         ------
NET ASSETS      .....................................      100.00%    $1,548,396
                                                           =======    ==========

* Aggregate cost for Federal tax purposes is $1,352,331 (Note 4)
+ Non-income producing security

                        See Notes to Financial Statements



                     THE LPT VARIABLE INSURANCE SERIES TRUST
                      LEXINGTON CORPORATE LEADERS PORTFOLIO
                       SCHEDULE OF INVESTMENTS (UNAUDITED)
                                  JUNE 30, 1997

                                                                       VALUE
SHARES                                                                (NOTE 2)
------                                                                --------

COMMON STOCKS - 97.82%

         ENERGY - 23.21%
   650   Chevron Corporation                                         $48,059
   650   Exxon Corporation                                            39,975
   650   Mobil Corporation                                            45,419
 2,600   Royal Dutch Petroleum Company, NY Shares                    141,375
   650   Schlumberger, Ltd.                                           81,250
   650   Texaco, Inc.                                                 70,687
   650   Union Pacific Resource Group, Inc.                           16,169
                                                                      ------
                                                                     442,934
                                                                     -------
         CONSUMER DISCRETIONARY - 18.03%
  650    Coca Cola Company                                            43,875
  650    Eastman Kodak Company                                        49,887
  650    Fortune Brands, Inc.                                         24,253
  650    McDonalds Corporation                                        31,403
  650    Philip Morris Companies, Inc.                                28,844
  650    Procter & Gamble Company                                     91,812
  650    Wal-Mart Stores, Inc.                                        21,978
  650    Walt Disney Company                                          52,162
                                                                      ------
                                                                     344,214
                                                                     -------
         AUTOS & TRANSPORTATION - 9.51%
  650    Burlington Northern Santa Fe Corporation                     58,419
  650    General Motors Corporation                                   36,197
  650    Goodyear Tire and Rubber Company                             41,153
  650    Union Pacific Corporation                                    45,825
                                                                      ------
                                                                     181,594
                                                                     -------
         TECHNOLOGY - 9.16%
  650    Allied Signal, Inc.                                          54,600
  650    Boeing Company                                               34,491
  650    Hewlett Packard Company                                      36,400
  650    Motorola, Inc.                                               49,400
                                                                      ------
                                                                     174,891
                                                                     -------
         MATERIALS & PROCESSING - 8.32%
  650    Aluminum Company of America                                  48,994
  650    Bethlehem Steel Corporation +                                 6,784
  650    DuPont (E.I.) DeNemours & Company                            40,869
  650    International Paper Company                                  31,566
  650    Union Carbide Corporation                                    30,591
                                                                      ------
                                                                     158,804
                                                                     -------


                        See Notes to Financial Statements



                     THE LPT VARIABLE INSURANCE SERIES TRUST
                      LEXINGTON CORPORATE LEADERS PORTFOLIO
                 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
                                  JUNE 30, 1997

                                                                      VALUE
SHARES                                                               (NOTE 2)

COMMON STOCKS - (CONTINUED)

         FINANCIAL SERVICES - 8.24%
  650    American Express Company                                    $48,425
  650    J.P. Morgan & Company, Inc.                                  67,844
  650    Travelers Group, Inc                                         40,991
                                                                      ------
                                                                     157,260
                                                                     -------
         PRODUCER DURABLES - 5.88%
  650    Caterpillar, Inc.                                            69,794
  650    General Electric Company                                     42,494
                                                                      ------
                                                                     112,288
                                                                     -------
         DRUGS & HEALTH CARE - 5.72%
  650    Johnson & Johnson                                            41,844
  650    Merck & Company, Inc.                                        67,275
                                                                      ------
                                                                     109,119
                                                                     -------
         UTILITIES - 5.47%
  650    Consolidated Edison Company of New York                      19,134
  650    Duke Power Company                                           31,159
  650    Houston Industries, Inc                                      13,934
  650    PG&E Corporation                                             15,762
  650    Union Electric Company                                       24,497
                                                                      ------
                                                                     104,486
                                                                     -------
         COMMUNICATIONS - 3.65%
  650    AT&T Corporation                                             22,791
  650    Lucent Technologies, Inc.                                    46,841
                                                                      ------
                                                                      69,632
                                                                      ------
         CONSUMER STAPLES - 0.63%
   650   Gallaher Group PLC, ADR  +                                   11,984
                                                                      ------


TOTAL INVESTMENTS (COST $1,525,212*).................       97.82%     1,867,206
OTHER ASSETS AND LIABILITIES.........................        2.18         41,606
                                                            -----      ---------
NET ASSETS...........................................       100.0%    $1,908,812
                                                            ======    ==========
* Aggregate cost for Federal tax purposes
+  Non-income producing security

         ---------------------------------------------------------------
                                GLOSSARY OF TERMS

                         ADR American Depository Receipt

         ---------------------------------------------------------------





                        See Notes to Financial Statements




                     THE LPT VARIABLE INSURANCE SERIES TRUST
                    NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
                                  JUNE 30, 1997

1.   ORGANIZATION AND BUSINESS

     The LPT Variable Insurance Series Trust (the "Trust") was organized under the laws of the Commonwealth of Massachusetts on January 23, 1995, and is a business entity commonly known as a "Massachusetts Business Trust". The Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open-end series management investment company. The trust offers eight managed investment portfolios (the "Portfolios") to the public only through certain variable annuity contracts offered by London Pacific Life and Annuity Company ("London Pacific"): the Salomon Money Market Portfolio (the "Money Portfolio"); the Salomon U.S. Quality Bond Portfolio (the "Bond Portfolio"); and the Harris Associates Value, MFS Total Return, Strong International Stock, Strong Growth, Robertson Stephens Diversified Growth, and Lexington Corporate Leaders Portfolios (the "Equity Portfolios").

     Prior to May 1, 1997, the Harris Associates Value Portfolio was known as the MAS Value Portfolio and the Robertson Stephens Diversified Growth Portfolio was known as the Berkeley Smaller Companies Portfolio. Prior to May 1, 1997, Miller, Anderson & Sherrerd, LLP served as sub-advisor to the Harris Associates Value Portfolio and Berkeley Capital Management served as sub-advisor to the Robertson Stephens Diversified Growth Portfolio.

2.   SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies which are in conformity with generally accepted accounting principles consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

     SECURITY VALUATION: Securities which are traded on a recognized exchange (including securities traded through the National Market System) are valued at the last sale price on the securities exchange on which such securities are primarily traded, or, if there were no sales during the day, at the closing bid price. Portfolio securities that are primarily traded on foreign exchanges are generally valued at the most recent closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed the value, then the fair value of those securities will be determined by the Board of Trustees or its delegates. Over-the-counter securities that are not traded through the National Market System are valued on the basis of the bid price at the close of business on each day. Short-term investments that mature in 60 days or less are valued at amortized cost. Long-term debt securities are valued using information furnished by an independent pricing service approved by the Board of Trustees which utilizes market quotations and transactions, quotations from dealers and various relationships among securities in determining value. If not valued by a pricing service, such securities are valued at prices obtained from independent brokers. Investments with prices that cannot be readily obtained, if any, are stated at fair value as determined in good faith under consistently applied procedures established by and under the supervision of the Board of Trustees. The investments of the Money Portfolio are valued utilizing the amortized cost valuation method permitted in accordance with Rule 2a-7 under the Investment Company Act of 1940. This method involves valuing a portfolio security initially at its cost, and, thereafter, assuming a constant amortization to maturity of any discount or premium.

     REPURCHASE AGREEMENTS: Each Portfolio may engage in Repurchase Agreement transactions. Under the terms of a typical Repurchase Agreement, the Portfolio through its custodian takes possession of an underlying debt obligation, subject to an obligation of the seller to repurchase and the Portfolio to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Portfolio's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Portfolio's holding period. The value of the collateral is at least equal at all times to the total amount of the repurchase obligations, including interest. In the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. There is potential loss to the Portfolio in the event the Portfolio is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Portfolio seeks to assert its rights. Each Portfolio may enter into Repurchase Agreements only with banks or dealers which, in the opinion of each Portfolio's Sub-advisor, based on guidelines established by the Trust's Board of Trustees, are deemed creditworthy.



                     THE LPT VARIABLE INSURANCE SERIES TRUST
                    NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
                                  JUNE 30, 1997


2.   SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     DOLLAR ROLL TRANSACTIONS: The Salomon U.S. Quality Bond Portfolio in order to seek a high level of current income, may enter into dollar roll transactions with financial institutions to take advantage of opportunities in the mortgage market. The values of the dollar roll transactions are reflected in the Portfolio's Statements of Assets and Liabilities. A dollar roll transaction involves the sale by the Portfolio of securities that it holds with an agreement by the Portfolio to repurchase similar securities at a agreed upon price and date. The securities repurchased will bear the same interest as those sold, but generally will be collateralized at time of delivery by different pools of mortgages with different prepayment histories than those securities sold. The Portfolio is paid a fee for entering into a dollar roll transaction, that is accrued as income over the life of the dollar roll contract. During the period between the sale and repurchase, the Portfolio will not be entitled to receive interest and principal payments on the securities sold. Management anticipates that the proceeds of the sale will be invested in additional instruments for the Portfolio, and the income from these investments, together with any additional income received on the sale will generate income for the Portfolio exceeding the interest that would have been earned on the securities sold. Dollar roll transactions involve the risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of those similar securities which the Portfolio is obligated to purchase or that the return earned by the Portfolio with the proceeds of a dollar roll may not exceed transaction costs.

     FOREIGN CURRENCY TRANSLATION: The books and records of the Portfolios are maintained in U.S. Dollars. Investment valuations, other assets and liabilities initially expressed as foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments and income and expenses are converted into U.S. dollars based upon exchange rates prevailing on the respective dates of such transactions. That portion of unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME: Security transactions are recorded on the trade date. Net realized gains and losses from security transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and consists of interest accrued, and, if applicable, discount earned less premiums amortized. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as a portfolio is informed of the ex-dividend date.

     DISTRIBUTIONS TO SHAREHOLDERS: Dividends from net investment income are declared daily and reinvested monthly for the Money Portfolio and are declared and distributed annually for all other Portfolios. All Portfolios, with the exception of the Money Portfolio, declare and distribute, if any, all net realized capital gains at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include treatment of losses on wash sale transactions and realized and unrealized gains and losses on foreign currency contracts. Reclassifications are made to a portfolio's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

     FEDERAL INCOME TAXES: The Trust treats each Portfolio as a separate entity for Federal income tax purposes. Each Portfolio of the Trust intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, each Portfolio will not be subject to Federal income taxes to the extent it distributes all of its taxable income and net realized gains for the tax year ending December 31. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains, and certain other amounts, if any, each Portfolio will not be subject to Federal excise tax. Therefore, no Federal income tax provision is required. Withholding taxes on foreign dividend income and gains have been paid or provided for in accordance with the applicable country's tax rules and rates.

     EXPENSES: The Trust accounts separately for assets, liabilities, and operations of each Portfolio. Expenses directly attributed to a Portfolio are charged to the Portfolio, while expenses which are attributable to more than one Portfolio of the Trust are allocated among the respective Portfolios.



                     THE LPT VARIABLE INSURANCE SERIES TRUST
                    NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
                                  JUNE 30, 1997


3.   INVESTMENT ADVISORY, SUB-ADVISORY, AND OTHER RELATED PARTY TRANSACTIONS

     LPIMC Insurance Marketing Services ("LPIMC"), a wholly owned subsidiary of London Pacific, serves as investment advisor to the Trust. Harris Associates L.P., an indirect, wholly owned subsidiary of New England Investment Companies, L.P., serves as sub-advisor to the Harris Associates Value Portfolio, Massachusetts Financial Services Company, an indirect wholly owned subsidiary of Sun Life Assurance Company of Canada, serves as Sub-advisor to the MFS Total Return Portfolio, Salomon Brothers Asset Management Inc., an indirect, wholly owned subsidiary of Salomon Inc., serves as Sub-advisor to the Salomon U.S. Quality Bond and Salomon Money Market Portfolios, Strong Capital Management, Inc., a privately held corporation, serves as Sub-advisor to the Strong International Stock and Strong Growth Portfolios. Robertson Stephens & Company Investment Management, L.P., a wholly owned subsidiary of Robertson Stephens & Company, Inc., serves as sub-advisor of the Robertson Stephens Diversified Growth Portfolio and Lexington Management Corporation, a wholly owned subsidiary of Lexington Global Asset Managers, Inc., serves as Sub-advisor to the Lexington Corporate Leaders Portfolio.

     The Trust pays LPIMC a monthly fee in arrears based on a percentage of the average daily net assets of each Portfolio during the month, out of which LPIMC pays the Sub-advisor of each Portfolio a monthly fee in arrears at annual rates as follows:

                                                     FEES ON
                                                   AVERAGE NET         FEES ON
                                    FEES ON       ASSETS BETWEEN     AVERAGE NET
                                  AVERAGE NET    $25 MILLION AND       ASSETS
                                  ASSETS UP TO     $100 MILLION       EXCEEDING
             NAME OF PORTFOLIO    $25 MILLION                      $100 MILLION
             -----------------    -----------                      ------------
HARRIS ASSOCIATES VALUE
PORTFOLIO
     LPIMC                            .25%             .25%             .25%
     Sub-advisor                      .75%             .60%             .50%
                                      ----             ----             ----
         Total Fees Paid to
           LPIMC *                   1.00%             .85%             .75%
                                     =====             ====             ====



                                                     FEES ON
                                                     AVERAGE          FEES ON
                                    FEES ON         NETASSETS       AVERAGE NET
                                  AVERAGE NET      BETWEEN $200       ASSETS
                                  ASSETS UP TO     MILLION AND    EXCEEDING $1.3
             NAME OF PORTFOLIO    $200 MILLION     $1.3 BILLION       BILLION
             -----------------    ------------     ------------       -------
MFS TOTAL RETURN PORTFOLIO
     LPIMC                            .25%             .25%             .25%
     Sub-advisor                      .50%             .45%             .40%
                                      ----             ----             ----
Total Fees Paid to                    .75%             .70%             .65%
                                      ====             ====             ====
  LPIMC *

                                                                                       FEES ON
                                                 FEES ON AVERAGE       FEES ON       AVERAGE NET
                                                    NET ASSETS       AVERAGE NET       ASSETS
                                    FEES ON        BETWEEN $50     ASSETS BETWEEN      BETWEEN
                                  AVERAGE NET      MILLION AND      $150 MILLION    $300 MILLION
           NAME OF               ASSETS UP TO      $150 MILLION       AND $300        AND $500
          PORTFOLIO               $50 MILLION                          MILLION         MILLION
          ----------              -----------    ----------------      -------         -------
SALOMON U.S. QUALITY BOND
PORTFOLIO
     LPIMC                            .25%             .25%             .25%             25%
     Sub-advisor                      .30%            .275%             .25%            .20%
                                      ----            -----             ----            ----
         Total Fees Paid to
           LPIMC *                    .55%            .525%             .50%            .45%
                                      ====            =====             ====            ====



                     THE LPT VARIABLE INSURANCE SERIES TRUST
                    NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
                                  JUNE 30, 1997

3. INVESTMENT ADVISORY, SUB-ADVISORY, AND OTHER RELATED PARTY TRANSACTIONS (CONTINUED)

                                                                                       FEES ON
                                                 FEES ON AVERAGE       FEES ON       AVERAGE NET
                                                    NET ASSETS       AVERAGE NET       ASSETS
                                    FEES ON        BETWEEN $50     ASSETS BETWEEN      BETWEEN
                                  AVERAGE NET      MILLION AND      $150 MILLION    $300 MILLION
                                 ASSETS UP TO      $150 MILLION       AND $300        AND $500
                                   $50 MILLION                          MILLION         MILLION
                                   -----------    ---------------       -------         -------

SALOMON MONEY MARKET PORTFOLIO
     LPIMC                            .25%             .25%             .25%            .25%
     Sub-advisor                      .20%            .175%             .15%            .10%
                                      ----            -----             ----            ----
         Total Fees Paid to
           LPIMC *                    .45%            .425%             .40%            .35%
                                      ====            =====             ====            ====



                                                     FEES ON
                                                    AVERAGE NET      FEES ON
                                     FEES ON      ASSETS BETWEEN   AVERAGE NET
                                   AVERAGE NET     $150 MILLION      ASSETS
                                   ASSETS UP TO       AND $500    EXCEEDING $500
       NAME OF PORTFOLIO           $150 MILLION        MILLION       MILLION
       -----------------           ------------        -------       -------
STRONG INTERNATIONAL STOCK
PORTFOLIO AND STRONG GROWTH
PORTFOLIO
     LPIMC                            .25%             .25%             .25%
     Sub-advisor                      .50%             .45%             .40%
                                      ----             ----             ----
         Total Fees Paid to
           LPIMC *                    .75%             .70%             .65%
                                      ====             ====             ====

                                                      FEES ON      FEES ON AVERAGE
                                                    AVERAGE NET       NET ASSETS         FEES ON
                                     FEES ON      ASSETS BETWEEN       BETWEEN         AVERAGE NET
                                   AVERAGE NET      $10 MILLION    $35 MILLION AND       ASSETS
       NAME OF PORTFOLIO          ASSETS UP TO          AND          $200 MILLION       EXCEEDING
                                   $10 MILLION      $35 MILLION                       $200 MILLION
       ------------------          -----------      -----------    ---------------    ------------
ROBERTSON STEPHENS DIVERSIFIED
GROWTH PORTFOLIO
     LPIMC                            .25%             .25%              .25%             .25%
     Sub-advisor                      .70%             .65%              .60%             .55%
                                      ----             ----              ----             ----
         Total Fees Paid to
           LPIMC *                    .95%             .90%              .85%             .80%
                                      ====             ====              ====             ====


                                                      FEES ON
                                                    AVERAGE NET       FEES ON
                                     FEES ON      ASSETS BETWEEN    AVERAGE NET
                                   AVERAGE NET     $10 MILLION        ASSETS
       NAME OF PORTFOLIO          ASSETS UP TO       AND $100     EXCEEDING $100
                                   $10 MILLION       MILLION          MILLION
       -----------------           -----------       -------          -------
LEXINGTON CORPORATE LEADERS
PORTFOLIO
     LPIMC                            .25%             .25%             .25%
     Sub-advisor                      .40%             .35%             .30%
                                      ----             ----             ----
         Total Fees Paid to
           LPIMC *                    .65%             .60%             .55%
                                      ====             ====             ====


     * Fees paid to LPIMC include fees paid for services rendered by LPIMC to the Portfolio and those fees that LPIMC will in turn pay to the Sub-advisor.



                     THE LPT VARIABLE INSURANCE SERIES TRUST
                    NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
                                  JUNE 30, 1997

3. INVESTMENT ADVISORY, SUB-ADVISORY, AND OTHER RELATED PARTY TRANSACTIONS (CONTINUED)

     In the event normal operating expenses of each Portfolio, excluding brokerage commissions, but including the advisory fee, exceed certain voluntary expense limitations based on average net assets (Harris Associates Value Portfolio - 1.29%; MFS Total Return Portfolio - 1.29%; Salomon U.S. Quality Bond Portfolio - 0.99%; Salomon Money Market Portfolio - 0.89%; Strong International Stock Portfolio - 1.49%; Strong Growth - 1.29%; Robertson Stephens Diversified Growth Portfolio - 1.39%; and Lexington Corporate Leaders Portfolio - 1.29%), London Pacific has agreed, through December 31, 1997, to reimburse each Portfolio for expenses in excess of the stated expense limitations. The expense limitations may be removed or revised after December 31, 1997, without prior notice to existing shareholders.

     For the six months ended June 30, 1997, London Pacific voluntarily agreed to reimburse the Portfolios as follows:

       NAME OF PORTFOLIO                                   REIMBURSEMENT
       -----------------                                   -------------

Harris Associates Value Portfolio                               $33,090
MFS Total Return Portfolio                                       39,526
Salomon U.S. Quality Bond Portfolio                              29,298
Salomon Money Market Portfolio                                   28,399
Strong International Stock Portfolio                             38,112
Strong Growth Portfolio                                          35,530
Robertson Stephens Diversified Growth Portfolio                  31,015
Lexington Corporate Leaders Portfolio                            28,747

     The Trust pays no salaries or compensation to any of its officers. Trustees who are not directors, officers, or employees of the Trust or any investment advisor are reimbursed for their travel expenses in attending meetings of the Trustees, and receive fees for each Trust meeting attended. Such amounts are paid by the Trust.

4.   PURCHASES AND SALES OF SECURITIES

     The cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the six months ended June 30, 1997, were as follows:

                                                                     PURCHASES             SALES
                                                                     ---------             -----
PORTFOLIO                                                 OTHER      GOVERNMENT      OTHER      GOVERNMENT
---------                                                 -----      ----------      -----      ----------
Harris Associates Value Portfolio                    $1,822,341            $0      $1,254,934    $0
MFS Total Return Portfolio                            1,109,829       195,345         331,901    407,443
Salomon U.S. Quality Bond Portfolio                      29,233     1,257,476          54,942    1,810,785
Strong International Stock Portfolio                  1,119,084             0         761,039    0
Strong Growth Portfolio                               2,691,528             0       1,996,041    0
Robertson Stephens Diversified Growth Portfolio       1,576,358             0       1,082,589    0
Lexington Corporate Leaders Portfolio                   656,710             0         358,804    0





                     THE LPT VARIABLE INSURANCE SERIES TRUST
              NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
                                  JUNE 30, 1997

4.   PURCHASES AND SALES OF SECURITIES (CONTINUED)

     At June 30, 1997, aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value were as follows:

                                                 TAX BASIS
                                                 ---------
                                                                                            NET UNREALIZED
                                                         UNREALIZED        UNREALIZED        APPRECIATION
PORTFOLIO                                               APPRECIATION      DEPRECIATION      (DEPRECIATION)          COST
---------                                               ------------      ------------      --------------          ----
Harris Associates Value Portfolio                              $222,810           $7,579            $215,231        $1,912,449
MFS Total Return Portfolio                                      247,335            6,488             240,847         2,037,906
Salomon U.S. Quality Bond Portfolio                               7,132            3,718               3,414         2,521,007
Strong International Stock Portfolio                            155,603           70,554              85,049         1,760,039
Strong Growth Portfolio                                         328,929            2,534             326,395         2,057,899
Robertson Stephens Diversified Growth Portfolio                 203,254           29,097             174,157         1,352,331
Lexington Corporate Leaders Portfolio                           355,366           13,372             341,994         1,525,212

5.   SHARES OF BENEFICIAL INTEREST

     The Trust's Declaration of Trust authorizes the Trustees to issue an unlimited number of shares of beneficial interest for the Portfolios, each with a $.01 par value.

     The Salomon Money Market Portfolio has sold shares, issued reinvestment of dividends and redeemed shares only at a constant net asset value of $1.00 per share, the number of shares represented by such sales, reinvestments and redemptions are the same as the dollar amounts shown for such transactions.

     London Pacific directly and through its LPLA Separate Account One, owns of record 100% of each Portfolio's outstanding shares. Changes in shares of beneficial interest were as follows:

                                                                     SALOMON MONEY MARKET
                                                                     --------------------


                                              SIX MONTHS ENDED JUNE 30, 1997       PERIOD ENDED DECEMBER 31, 1996*
PORTFOLIO                                          SHARES AND AMOUNTS                      SHARES AND AMOUNTS
---------                                          ------------------                      ------------------
       Sold                                                $3,622,359                        $3,995,273
       Issued as reinvestment
             of dividends                                      29,185                            42,722
       Redeemed                                           (2,656,485)                        (2,859,608)
                                                          -----------                        -----------
       Net increase                                       $   995,059                        $1,178,387
                                                          ===========                        ==========

                                                              HARRIS ASSOCIATES VALUE PORTFOLIO
                                                              ---------------------------------
                                              SHARES             AMOUNT              SHARES             AMOUNT
                                              ------             ------              ------             ------
       Sold                                    48,673            $ 616,761             134,159          $1,387,694
       Issued as reinvestment
             of dividends                           0                    0               3,597              42,434
       Redeemed                              (17,414)            (215,771)            (17,894)            (200,902)
                                             --------            ---------            -------            ---------
       Net increase                            31,259            $ 400,990             119,862          $1,229.226
                                               ======            =========             =======          ==========

*For the period January 31, 1996 to December 31, 1996



                     THE LPT VARIABLE INSURANCE SERIES TRUST
              NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
                                  JUNE 30, 1997

5.   SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                                      MFS TOTAL RETURN PORTFOLIO
                                                                      --------------------------
                                         SIX MONTHS ENDED JUNE 30, 1997            PERIOD ENDED DECEMBER 31, 1996*
                                         ------------------------------            -------------------------------
                                              SHARES             AMOUNT              SHARES             AMOUNT
                                              ------             ------              ------             ------
       Sold                                     71,580           $ 824,850             161,535          $1,661,251
       Issued as reinvestment
             of dividends                            0                   0               2,481              26,938
       Redeemed                               (19,671)           (222,687)            (23,741)           (254,329)
                                              --------           ---------            --------           ---------
       Net increase                             51,909           $ 602,163             140,275          $1,433,860
                                                ======           =========             =======          ==========

                                                              SALOMON U.S. QUALITY BOND PORTFOLIO
                                                              -----------------------------------
                                              SHARES             AMOUNT              SHARES             AMOUNT
                                              ------             ------              ------             ------
       Sold                                     17,878           $ 176,899             168,853          $1,674,647
       Issued as reinvestment
             of dividends                            0                   0               6,530              64,078
       Redeemed                               (19,762)           (194,376)            (17,128)           (170,466)
                                              --------           ---------            --------           ---------
       Net increase                          (  1,884)          ($ 17,477)             158,255          $1,568,259
                                             =========          ==========             =======          ==========

                                                            STRONG INTERNATIONAL STOCK PORTFOLIO
                                                            ------------------------------------
                                              SHARES             AMOUNT              SHARES             AMOUNT
                                              ------             ------              ------             ------
       Sold                                     36,825           $ 393,072             130,739          $1,327,854
       Issued as reinvestment
             of dividends                            0                   0                 647               6,829
       Redeemed                               (11,765)           (125,845)            (16,008)           (169,112)
                                              --------           ---------            --------           ---------
       Net increase                             25,060           $ 267,227             115,378          $1,165,571
                                                ======           =========             =======          ==========

                                                              STRONG GROWTH PORTFOLIO
                                                              -----------------------
                                              SHARES             AMOUNT              SHARES             AMOUNT
                                              ------             ------              ------             ------
       Sold                                     63,005           $ 775,514             138,342          $1,481,628
       Issued as reinvestment
             of dividends                            0                   0               8,177              96,589
       Redeemed                               (15,653)           (194,116)            (19,540)           (241,105)
                                              --------           ---------            --------           ---------
       Net increase                             47,352           $ 581,398             126,979          $1,337,112
                                                ======           =========             =======          ==========


*For the period January 31, 1996 to December 31, 1996



                     THE LPT VARIABLE INSURANCE SERIES TRUST
              NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
                                  JUNE 30, 1997

5.   SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                     ROBERTSON STEPHENS DIVERSIFIED GROWTH PORTFOLIO
                                                     -----------------------------------------------
                                      SIX MONTHS ENDED JUNE 30, 1997            PERIOD ENDED DECEMBER 31, 1996*
                                      ------------------------------            -------------------------------
                                              SHARES             AMOUNT              SHARES             AMOUNT
                                              ------             ------              ------             ------
       Sold                                     71,375          $ 546,015             191,499          $2,060,025
       Issued as reinvestment
             of dividends                            0                  0              29,494             253,423
       Redeemed                               (46,144)           (373,805)            (53,109)           (574,868)
                                              --------           ---------            --------           ---------
       Net increase                             25,231           $ 172,210             167,884          $1,738,580
                                                ======           =========             =======          ==========

                                                     LEXINGTON CORPORATE LEADERS PORTFOLIO
                                                     -------------------------------------
                                              SHARES             AMOUNT              SHARES             AMOUNT
                                              ------             ------              ------             ------
       Sold                                     38,893           $ 483,324             122,449          $1,250,539
       Issued as reinvestment
             of dividends                            0                   0               1,232              13,929
       Redeemed                               (13,853)           (168,938)             (8,032)            (90,134)
                                              --------           ---------             -------            --------
       Net increase                             25,040           $ 314,386             115,649          $1,174,334
                                                ======           =========             =======          ==========


*For the period January 31, 1996 to December 31, 1996

6.   FOREIGN SECURITIES

All Portfolios may invest in securities of foreign companies and foreign governments. There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic investments. These risks include those resulting from future adverse political and economic developments, reduced availability of public information concerning issues, lower standards of accounting, auditing, and financial reporting, less market liquidity, greater volatility of prices, and a possible imposition of currency exchange blockages or restrictions on securities, transactions, or transfer of assets.

7.   CAPITAL LOSS CARRYFORWARD

At December 31, 1996, the following portfolios had a capital loss carryforward which expires on December 31, 2004:

                FUND                                              AMOUNT
                ----                                              ------

         MFS Total Return Portfolio                               $2,904
         Salomon U.S. Quality Bond Portfolio                      22,025
         Salomon Money Market Portfolio                               27
         Berkeley Smaller Companies Portfolio                     46,696
         Lexington Corporate Leaders Portfolio                         2

At December 31, 1996, Berkeley Smaller Companies Portfolio has a Post-October loss of $213,636, which is deferred until January 1, 1997.